Posting Supplement No. 42 dated September 9, 2009 to Prospectus dated July 30, 2009	Filed pursuant to Rule 424(b)(3) Registration Statement No. 333-151827

LendingClub Corporation

Member Payment Dependent Notes

                This Posting Supplement supplements the prospectus dated July 30, 2009 and provides information about the particular series of Member Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Posting Supplement together with the prospectus dated July 30, 2009 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.

                The following Notes are currently being offered:

Member Payment Dependent Notes Series 362396

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
362396	$20,000	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 362396. Member loan 362396 was requested on August 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,367 / month
Current employer:	Clorox Sales Company	Debt-to-income ratio:	24.94%
Length of employment:	5 years	Location:	Normandy Park, WA

Home town:	Oakland
Current & past employers:	Clorox Sales Company
Education:	University of California-Santa Cruz (UCSC)

This borrower member posted the following loan description, which has not been verified:

I would use this loan to consolidate 3 credit cards, which have $20,000 on them. I accumulated this debt during graduate school and would like to pay it off as quickly as I obtained it. It is almost impossible to get ahead trying to make 3 payments and taking care of my family obligations. I am gainfully employed and have been at the same company for 5 years. I do not have any issues with meeting my monthly obligations. Yet, paying 3 different cards each months is making it difficult to reach my goal of being credit card debt free. Thank you for your consideration.

A credit bureau reported the following information about this borrower member on November 6, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1996	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	53	Months Since Last Delinquency:	24
Revolving Credit Balance:	$27,160.00	Public Records On File:	0
Revolving Line Utilization:	65.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 374862

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
374862	$2,400	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 374862. Member loan 374862 was requested on September 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,667 / month
Current employer:	teh bromfield grp	Debt-to-income ratio:	21.75%
Length of employment:	5 years 8 months	Location:	south boston, MA

Home town:	South Boston
Current & past employers:	teh bromfield grp, the bromfield grp
Education:	none

This borrower member posted the following loan description, which has not been verified:

have to take a trip to my country as sonn as possible

A credit bureau reported the following information about this borrower member on September 4, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1999	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	49
Revolving Credit Balance:	$14,118.00	Public Records On File:	0
Revolving Line Utilization:	64.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 383762

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
383762	$6,700	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 383762. Member loan 383762 was requested on September 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,312 / month
Current employer:	L'Oreal USA	Debt-to-income ratio:	12.74%
Length of employment:	9 years 8 months	Location:	MANCHESTER TOWNSHIP, NJ

Home town:	Rochester
Current & past employers:	L'Oreal USA
Education:	Rutgers University at New Brunswick/Piscataway

This borrower member posted the following loan description, which has not been verified:

Consolidate high intrest credit card

A credit bureau reported the following information about this borrower member on March 11, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1998	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	38
Revolving Credit Balance:	$71,116.00	Public Records On File:	0
Revolving Line Utilization:	72.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 393617

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
393617	$20,000	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 393617. Member loan 393617 was requested on August 31, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,500 / month
Current employer:	Get Fit , Feel Fine	Debt-to-income ratio:	0.65%
Length of employment:	4 years 4 months	Location:	Harker Heights, TX

Home town:	Samoa
Current & past employers:	Get Fit , Feel Fine, Favor Autos
Education:

This borrower member posted the following loan description, which has not been verified:

To pay off a credit card and to invest in my business.

A credit bureau reported the following information about this borrower member on April 14, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2005	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,142.00	Public Records On File:	0
Revolving Line Utilization:	27.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 408181

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
408181	$20,000	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 408181. Member loan 408181 was requested on August 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,500 / month
Current employer:	Titan Reinforcing LLC	Debt-to-income ratio:	22.81%
Length of employment:	1 year 2 months	Location:	Miami, FL

Home town:	Rockwood
Current & past employers:	Titan Reinforcing LLC, Baker Concrete
Education:	Miami Southridge Senior High

This borrower member posted the following loan description, which has not been verified:

need help to get my head above water

A credit bureau reported the following information about this borrower member on May 23, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1997	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$28,619.00	Public Records On File:	1
Revolving Line Utilization:	74.30%	Months Since Last Record:	98
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 410422

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
410422	$20,000	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 410422. Member loan 410422 was requested on September 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,167 / month
Current employer:	Derbyshire Machine and Tool Co	Debt-to-income ratio:	7.80%
Length of employment:	11 years 5 months	Location:	Telford, PA

Home town:	Abington
Current & past employers:	Derbyshire Machine and Tool Co, BEC Machine Products
Education:	Spring Garden College

This borrower member posted the following loan description, which has not been verified:

I would like to consolidate and eliminate all credit cards. To have all paid in one managable monthly payment.

A credit bureau reported the following information about this borrower member on May 29, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1988	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$24,918.00	Public Records On File:	0
Revolving Line Utilization:	29.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 425051

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
425051	$12,000	15.65%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 425051. Member loan 425051 was requested on September 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$5,417 / month
Current employer:	Self Employed	Debt-to-income ratio:	11.94%
Length of employment:	4 years	Location:	Glenwood Springs, CO

Home town:	Glenwood Springs
Current & past employers:	Self Employed
Education:

This borrower member posted the following loan description, which has not been verified:

I am looking for money to purchase an established business and its equipment that provides the service of parking lot light and sign maintenance and repair. Purchase includes a bucket truck, tools, trade name, client list, job orders and training. This is the only business in the area that specializes in providing this service. The service area includes 2 resort communities as well as 7 other towns. The current owner wants to retire. The business has continued to do well despite our current economy and there is room to expand.

A credit bureau reported the following information about this borrower member on July 9, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1990	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	67
Revolving Credit Balance:	$13,583.00	Public Records On File:	0
Revolving Line Utilization:	26.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 427868

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
427868	$8,000	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 427868. Member loan 427868 was requested on August 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,377 / month
Current employer:	us security associates	Debt-to-income ratio:	0.00%
Length of employment:	6 years 1 month	Location:	pittsburg, CA

Home town:	tailevu
Current & past employers:	us security associates, mary mount green hills retirement center
Education:

This borrower member posted the following loan description, which has not been verified:

I am a hard working man who has had some bad luck recently. My son at the beginning of this year was involved in a really bad car accident and was severly injured. The driver of the car did not have enough insurance to pay for all of the medical expenses. They also did not have the money to pay for them theirselves therefore we got stuck with the reality that our son had thousands in medical bills left to pay and we were his only means of paying them. We have paid most of them off but still need to pay off the other 5000. We are very responsible and have no late bills or unpaid bills. This will help us move on from this life altering experience. I also will use the other 3000 to pay off some bills that have been adding up from paying the minimum to afford my sons healthcare.

A credit bureau reported the following information about this borrower member on July 16, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2003	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,000.00	Public Records On File:	0
Revolving Line Utilization:	7.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 430014

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
430014	$4,000	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 430014. Member loan 430014 was requested on September 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	American Music Theatre	Debt-to-income ratio:	1.20%
Length of employment:	1 year	Location:	strasburg, PA

Home town:	Lancaster
Current & past employers:	American Music Theatre, Show Stopper Inc.
Education:	Full Sail Real World Education

This borrower member posted the following loan description, which has not been verified:

The reason for asking to borrow this money is to pay back taxes as well as debt incurred while attmpting to start my own business. Review of my credit report will show that I am very good about making payments. I have a sense of responsibilty to pay back in full anything I have ever borrowed.

A credit bureau reported the following information about this borrower member on July 24, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1998	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,318.00	Public Records On File:	0
Revolving Line Utilization:	72.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 430078

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
430078	$9,925	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 430078. Member loan 430078 was requested on August 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,750 / month
Current employer:	Amega Scientific Corp	Debt-to-income ratio:	12.67%
Length of employment:	4 years 3 months	Location:	Marlton, NJ

Home town:	Berlin
Current & past employers:	Amega Scientific Corp, Virtua Health
Education:	The Richard Stockton College of New Jersey

This borrower member posted the following loan description, which has not been verified:

This loan is for wedding expenses and consolidate debt

A credit bureau reported the following information about this borrower member on July 25, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2001	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	31	Months Since Last Delinquency:	11
Revolving Credit Balance:	$696.00	Public Records On File:	0
Revolving Line Utilization:	2.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 432853

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432853	$15,000	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432853. Member loan 432853 was requested on September 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	Best Buy Co. Inc.	Debt-to-income ratio:	21.36%
Length of employment:	6 years 2 months	Location:	Slidell, LA

Home town:	Lafayette
Current & past employers:	Best Buy Co. Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

After recently getting married, my wife and I realized that consolidating our credit card debt would make life easier. We have never been late on any payments, but making so many multiple payments each month is a hassle. Also, we figure paying normal people interest each month is better than paying the banks. This loan would allow us to pay off debt faster, and pay less interest. I do expect to pay this loan off early.

A credit bureau reported the following information about this borrower member on August 5, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2003	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,872.00	Public Records On File:	0
Revolving Line Utilization:	86.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 433848

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433848	$8,725	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433848. Member loan 433848 was requested on September 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,417 / month
Current employer:	Panera Bread LLC.	Debt-to-income ratio:	20.31%
Length of employment:	5 years	Location:	WARREN, OH

Home town:	Warren
Current & past employers:	Panera Bread LLC., Warren Baking Company
Education:

This borrower member posted the following loan description, which has not been verified:

I really need the whole amount for this to be effective for me.

A credit bureau reported the following information about this borrower member on August 26, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2001	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	30
Revolving Credit Balance:	$5,830.00	Public Records On File:	0
Revolving Line Utilization:	36.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 435783

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435783	$5,000	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435783. Member loan 435783 was requested on September 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,417 / month
Current employer:	Quiktrip	Debt-to-income ratio:	18.53%
Length of employment:	4 months	Location:	WENTZVILLE, MO

Home town:	Kirksville
Current & past employers:	Quiktrip, Rent A Center
Education:	Northwest Missouri State University

This borrower member posted the following loan description, which has not been verified:

Need loan to pay for wedding expenses

A credit bureau reported the following information about this borrower member on August 19, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1995	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,575.00	Public Records On File:	0
Revolving Line Utilization:	7.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	7

Member Payment Dependent Notes Series 436101

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
436101	$18,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 436101. Member loan 436101 was requested on August 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$25,000 / month
Current employer:	Self employed	Debt-to-income ratio:	16.76%
Length of employment:	7 years 8 months	Location:	Annapolis, MD

Home town:	Silver Spring
Current & past employers:	Self employed
Education:	Cornell University

This borrower member posted the following loan description, which has not been verified:

Professional financial planning practice seeks financing for expansion of office space and staff.

A credit bureau reported the following information about this borrower member on August 20, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1994	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	43	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$210,913.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 436891

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
436891	$12,000	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 436891. Member loan 436891 was requested on August 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$3,500 / month
Current employer:	Los Angeles County	Debt-to-income ratio:	1.34%
Length of employment:	22 years 9 months	Location:	Glendale, CA

Home town:	Atascadero
Current & past employers:	Los Angeles County
Education:	Centralia Community College, Knapp Business College

This borrower member posted the following loan description, which has not been verified:

Employed with the same employer, Los Angeles County for 23 years. Plan to work at least seven more years since my health is very good. Need to take a MUCH needed vacation. Spend my childhood in Europe (was an Army Brat) and want to take a long vacation back to Germany. Also need to make some repairs to my vehicle.

A credit bureau reported the following information about this borrower member on August 24, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1995	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	9	Months Since Last Delinquency:	7
Revolving Credit Balance:	$4,611.00	Public Records On File:	0
Revolving Line Utilization:	36.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 436914

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
436914	$15,000	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 436914. Member loan 436914 was requested on August 31, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,131 / month
Current employer:	Virtua	Debt-to-income ratio:	15.42%
Length of employment:	11 months	Location:	MARLTON, NJ

Home town:	Marlton
Current & past employers:	Virtua, The Sand Stand
Education:	undefined

This borrower member posted the following loan description, which has not been verified:

the purpose of this loan is to help pay for my wedding expenses that I will be unable to cover otherwise - thank you!

A credit bureau reported the following information about this borrower member on August 31, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2001	Delinquent Amount:	$0.00
Open Credit Lines:	23	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,724.00	Public Records On File:	0
Revolving Line Utilization:	27.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 437119

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
437119	$20,000	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 437119. Member loan 437119 was requested on August 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,333 / month
Current employer:	SGS North America	Debt-to-income ratio:	10.13%
Length of employment:	10 years 3 months	Location:	Chester, SC

Home town:	Chester
Current & past employers:	SGS North America, SGS North America OG&C
Education:	Trevecca Nazarene University

This borrower member posted the following loan description, which has not been verified:

I want to consolidate two credit cards so that I may get out of debt quicker. I have always taken my debt serious and have a great credit history of paying on time and not being late. My credit history speaks for itself. I have always been a very reliable and responsible person when it comes to my financial situation. I have a son who is in college and he did not start right out of HS. He wasted time and opportunity. He has no one else to help him. I hope to use some of the loan to help. I hope you can help me in this time of need. Thanks, Terry

A credit bureau reported the following information about this borrower member on August 25, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1990	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	45	Months Since Last Delinquency:	70
Revolving Credit Balance:	$12,247.00	Public Records On File:	0
Revolving Line Utilization:	45.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 437128

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
437128	$12,300	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 437128. Member loan 437128 was requested on August 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,083 / month
Current employer:	Marlin Crawler	Debt-to-income ratio:	23.10%
Length of employment:	28 years 8 months	Location:	fresno, CA

Home town:	Tujunga
Current & past employers:	Marlin Crawler
Education:	Pacific Union College

This borrower member posted the following loan description, which has not been verified:

I feel that I am a good candidate for a better rate. I make my payments on time!

A credit bureau reported the following information about this borrower member on August 25, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1977	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$190,153.00	Public Records On File:	0
Revolving Line Utilization:	39.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 437224

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
437224	$15,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 437224. Member loan 437224 was requested on September 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,190 / month
Current employer:	Littler Mendelson PC	Debt-to-income ratio:	7.78%
Length of employment:	3 years 8 months	Location:	SAN DIEGO, CA

Home town:	Takoma Park
Current & past employers:	Littler Mendelson PC, Spiegel & McDiarmid, LLP, Brann Williams Caldwell & Sheetz, Quarles & Brady, LLP
Education:	Montgomery Community College, University of Maryland-College Park, Phoenix College

This borrower member posted the following loan description, which has not been verified:

I never skip a beat when it comes to my financial obligations. I simply want a more defined path to paying off my debt, which will keep me moving in the direction of home ownership. I believe a term loan would be helpful with that process. I also intend to make supplemental payments to expedite pay-off. My work history is solid with virtually no unplanned time off or leaves of absences. Due to my historically high level of commitment to my creditors, I consider myself to be very low risk. Thank you for your consideration.

A credit bureau reported the following information about this borrower member on August 25, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1990	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,316.00	Public Records On File:	0
Revolving Line Utilization:	33.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 437508

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
437508	$20,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 437508. Member loan 437508 was requested on September 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,000 / month
Current employer:	Ohio Attorney General's Office	Debt-to-income ratio:	15.91%
Length of employment:	1 year 9 months	Location:	New Albany, OH

Home town:	Taipei
Current & past employers:	Ohio Attorney General's Office
Education:	Univ of Texas at Dallas

This borrower member posted the following loan description, which has not been verified:

credit card debt consolidation

A credit bureau reported the following information about this borrower member on August 26, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1994	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	52	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,870.00	Public Records On File:	0
Revolving Line Utilization:	12.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 437778

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
437778	$6,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 437778. Member loan 437778 was requested on August 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,333 / month
Current employer:	Big Lots Inc.	Debt-to-income ratio:	15.65%
Length of employment:	4 years 6 months	Location:	hawthorne, CA

Home town:	Los Angeles
Current & past employers:	Big Lots Inc., Bed Bath & Beyond, Macy's Inc.
Education:	Cerritos College

This borrower member posted the following loan description, which has not been verified:

I plan to use the requested amount to payoff 3 credit cards that I no longer use. I have a handle on my monthly bills, but this loan would reduce my monthly expenses by $200. In addition, my husband and I have a 24 hour fitness account which we pay a combined $75/month. If I were to change my account and pay 24 hour fitness for 3 years @ $1300, each year afterward I would only spend a combine $50/year. The comparison over ten years is $9,000 now or only $1,650, that's a huge difference and savings. Also, I would no longer have the monthly expense of $75. In total I would save approx. $300 a month. I'm currently a store manager, and have learned a lot about budgets. I was referred by a friend who was in a similar situation. They are doing great, and based on my analysis I would save about $3,600 a year.

A credit bureau reported the following information about this borrower member on August 26, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1994	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	12	Months Since Last Delinquency:	10
Revolving Credit Balance:	$1,824.00	Public Records On File:	0
Revolving Line Utilization:	67.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 437782

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
437782	$9,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 437782. Member loan 437782 was requested on September 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	Robert Half International	Debt-to-income ratio:	18.93%
Length of employment:	8 months	Location:	DALLAS, TX

Home town:	Arlington
Current & past employers:	Robert Half International, insight global inc.
Education:	University of Oklahoma Norman Campus

This borrower member posted the following loan description, which has not been verified:

refinancing credit card

A credit bureau reported the following information about this borrower member on September 1, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1995	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,576.00	Public Records On File:	0
Revolving Line Utilization:	72.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 437865

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
437865	$16,000	16.35%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 437865. Member loan 437865 was requested on August 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,000 / month
Current employer:	Tech Resources, Inc./InvestEdge	Debt-to-income ratio:	19.80%
Length of employment:	1 year 5 months	Location:	Dublin, OH

Home town:	Lima
Current & past employers:	Tech Resources, Inc./InvestEdge, OCLC, Online Computer Library Center
Education:	Ohio University

This borrower member posted the following loan description, which has not been verified:

Hello, I am asking that you invest, so that I can pay off high credit card debt that I acquired while paying for school. While I have a wonderful job, it is simply not enough for me to make more than the minimum payment on each card at the moment. Paying off these cards will enable me to purchase my home, and have stability in my life. I greatly appreciate you taking on this endeavour.

A credit bureau reported the following information about this borrower member on August 27, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2003	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,931.00	Public Records On File:	0
Revolving Line Utilization:	75.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 437927

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
437927	$3,800	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 437927. Member loan 437927 was requested on August 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$9,000 / month
Current employer:	Department of Health and Human Services (HHS)	Debt-to-income ratio:	13.75%
Length of employment:	1 year 9 months	Location:	BETHESDA, MD

Home town:
Current & past employers:	Department of Health and Human Services (HHS)
Education:	Brown University

This borrower member posted the following loan description, which has not been verified:

Purpose of loan: This loan will be used to consolidate credit card debt and allow me to stop paying ridiculously high interest rates. Currently paying 19 percent on a $10K balance with Citibank Credit Card. That is just too much and I want to lower my rates. My financial situation: I am a good candidate for this loan because: 1. I am employed by U.S. Federal Government. Very stable & secure position and highly skilled position. 2. Previously I was employed as a sub-contractor to another Federal Agency, for 2 years. I left on good terms, the door is always open for me to return and I have a good reputation & friends there. 3. I am a hard worker and in good health, I want to save money for the future, eventually for a down payment on a house. 4. I have savings and other assets that could be liquidated. 5. I just checked my latest credit score at Experian and it was 713. So I believe I am actually closer to B than C credit grade. Monthly net income: $ 4900 Monthly expenses: $ 2360 Housing: $ 1450 Insurance: $ 40 Car expenses: $ 100 Utilities: $ 100 Phone, cable, internet: $ 120 Food, entertainment: $ 300 Clothing, household expenses $ 50 Credit cards and other loans: $ 1000 Other expenses: $ 100

A credit bureau reported the following information about this borrower member on August 27, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1992	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,413.00	Public Records On File:	0
Revolving Line Utilization:	75.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 437951

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
437951	$15,850	16.35%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 437951. Member loan 437951 was requested on August 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,667 / month
Current employer:	Hacienda La Puente USD	Debt-to-income ratio:	22.84%
Length of employment:	10 years 2 months	Location:	Long Beach, CA

Home town:	Lomita
Current & past employers:	Hacienda La Puente USD, Volunteers In Parole, Inc., South Bay Free Clinic-HIV Program
Education:	University of San Diego, California State University-Long Beach (CSULB), Tidewater Community College

This borrower member posted the following loan description, which has not been verified:

I am a very responsible person and am asking for a loan so that I can pay off my credit cards without using a debt reduction company. I am a teacher in California and I was caught somewhat unprepared financially when my hours were significantly reduced during the summer. I called my credit card companies to see if they would work with me about not making my normal payment, I have always made all of my payments on time and always more than the minimum payment. I have had most of my credit cards for over 15-20 years and have always paid on time. Each company I spoke with was not willing to help me at all. I have worked during the summer for a private educational company. I have taken the opprotunity of working less hours to learn to teach 2 new classes and will be teaching them beginning in October. I also learned to be a notary and a loan document signing notary and will use these new skills to help pay off the loan. I would prefer to pay off the debt rather then go the route of a reduction program but am angry that the credit companies refused to consider my request. I'd rather see someone else get the interest. My hours return to normal on August 31. I am a good bet, I work hard and will pay off everything borrowed.

A credit bureau reported the following information about this borrower member on August 21, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1986	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	27
Revolving Credit Balance:	$14,958.00	Public Records On File:	0
Revolving Line Utilization:	71.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 437982

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
437982	$7,500	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 437982. Member loan 437982 was requested on August 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,583 / month
Current employer:	Your Cable Store	Debt-to-income ratio:	4.66%
Length of employment:	7 years 6 months	Location:	Paradise, CA

Home town:	Cleveland
Current & past employers:	Your Cable Store
Education:	Los Angeles Valley College

This borrower member posted the following loan description, which has not been verified:

I am currently looking to purchase a house and have a little less then $15,000 available right now for my down payment and closing costs. I currently have about $8500 in my traditional IRA that I could use to add to my down payment instead of taking a loan. However I would owe tax any money I take out of the IRA . Since I am in the 25% tax bracket that would cost me $1875. I would also have to sell the stocks in the IRA in order to take money out but I do not want to do that because the stocks are currently under water (I have put about $11,000) into the IRA. According to lending club the cost of this loan will be $243.75 (lending club fee) + $1734.75 (interest) for a total of $1978.50. I will not save money by taking a loan instead of taping my IRA however it will allow me to avoid selling the stock in my IRA at a loss and from paying more taxes to the IRS.

A credit bureau reported the following information about this borrower member on August 27, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2004	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,370.00	Public Records On File:	0
Revolving Line Utilization:	17.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 437992

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
437992	$12,000	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 437992. Member loan 437992 was requested on August 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,667 / month
Current employer:	Siemens	Debt-to-income ratio:	14.55%
Length of employment:	8 months	Location:	Cincinnati, OH

Home town:	Miami
Current & past employers:	Siemens, FPL Group
Education:	Florida International University

This borrower member posted the following loan description, which has not been verified:

My name is David Hernandez and I am a recent graduate of Florida Int'l University's College of Engineering. Throughout college I accumulated over $26,000 in debt of all types: 4 credit cards, 1 federal loan, and 2 student loans. I am currently paying 7 differents debts and I would like to consolidate it through a personal loan since all other options do not seem fit for my situation. I am currently employed as an engineer at Siemens in Cincinnati, OH where I make $56,000 annually. I have decent credit and I was approved to finance a car at the age of 20 without a cosigner, which I continue to pay on time. Please review my application with these considerations.

A credit bureau reported the following information about this borrower member on August 27, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2004	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,394.00	Public Records On File:	0
Revolving Line Utilization:	48.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 438009

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
438009	$20,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 438009. Member loan 438009 was requested on August 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	Phenix Marketing	Debt-to-income ratio:	0.98%
Length of employment:	5 years 6 months	Location:	fairfield, CT

Home town:
Current & past employers:	Phenix Marketing
Education:

This borrower member posted the following loan description, which has not been verified:

I have accumulated about $20,000 worth of debt spread out over 3 credit cards. I am current on all payments. I want to pay off cards and have one monthly payment which will reduce the amount of interest I am paying.

A credit bureau reported the following information about this borrower member on August 27, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1981	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	9	Months Since Last Delinquency:	9
Revolving Credit Balance:	$9,306.00	Public Records On File:	0
Revolving Line Utilization:	48.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 438024

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
438024	$6,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 438024. Member loan 438024 was requested on August 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	SANUKA MEDICAL CENTER	Debt-to-income ratio:	2.91%
Length of employment:	4 years 6 months	Location:	MELROSE PARK, IL

Home town:	MELROSE PARK
Current & past employers:	SANUKA MEDICAL CENTER, AMERICA'S MEDICAL CENTER
Education:

This borrower member posted the following loan description, which has not been verified:

I would like a loan to pay for my brother's education. He owes close to 6,000 dollars from last semester. He will not be able to register for the coming semester with out this loan. I really need this loan to help him.

A credit bureau reported the following information about this borrower member on August 27, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2001	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,198.00	Public Records On File:	0
Revolving Line Utilization:	32.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 438031

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
438031	$18,000	16.35%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 438031. Member loan 438031 was requested on August 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,000 / month
Current employer:	Depart of Housing and Community	Debt-to-income ratio:	20.60%
Length of employment:	11 years	Location:	Washington, DC

Home town:	Washington
Current & past employers:	Depart of Housing and Community, DC Metropolitan Police Department
Education:	Howard University

This borrower member posted the following loan description, which has not been verified:

This money will cover partial expenses for granddaughter entering the 10th grade at a private/independent school in Washington, D.C. (Edmund Burke School) I am helping her mother with the tuition. My bills are paid on time and my credit is used wisely. I am a retired DC Police after serving 20+ years on the force and I have been working for Dept. of Housing as a Police Officer for almost 10 years. My annual income from the present job is 75,000 a year and I also received about 40,000 a year in retirement. I have a healthy savings and other investments.

A credit bureau reported the following information about this borrower member on August 14, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1971	Delinquent Amount:	$0.00
Open Credit Lines:	28	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	45	Months Since Last Delinquency:	80
Revolving Credit Balance:	$187,752.00	Public Records On File:	0
Revolving Line Utilization:	14.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 438035

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
438035	$12,000	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 438035. Member loan 438035 was requested on August 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,333 / month
Current employer:	Data Executive, LLC	Debt-to-income ratio:	5.05%
Length of employment:	5 months	Location:	New York, NY

Home town:	Yerevan
Current & past employers:	Data Executive, LLC, Jefferies Group
Education:	Long Island University-C W Post Campus

This borrower member posted the following loan description, which has not been verified:

Hello, I am applying for this loan to cover start-up expenses for my new business, Data Executive, LLC. The funds will be used to pay for start-up costs including advertising, office space (3 months), and website development. We provide Business Intelligence and Data Warehousing solutions to financial firms including Broker/Dealers, Investment Banks, and Hedge Funds. I have excellent payment history, credit score, and line of credit. Thank you.

A credit bureau reported the following information about this borrower member on August 27, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2001	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$125.00	Public Records On File:	0
Revolving Line Utilization:	0.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 438044

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
438044	$10,000	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 438044. Member loan 438044 was requested on September 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,833 / month
Current employer:	Green River Capital	Debt-to-income ratio:	14.30%
Length of employment:	2 months	Location:	Draper, UT

Home town:	Orem
Current & past employers:	Green River Capital, SkyWest Airlines, Park City Mountain Resort
Education:	Weber State University

This borrower member posted the following loan description, which has not been verified:

Debt is a burden I have been carrying too long. Thru various personal circumstances and learning experiences the amount of debt in my life continued to creep in the wrong direction. I am putting a stop to it and living a very frugal responsible life. I also have a theory of efficiency, with one low interest rate and one payment to keep track of each month my mission of being debt free in less than a year will be realized. I am more than ready for a clean slate. I am currently utilizing my bachelor degree as a manager for an asset managment firm, we specialize in outsourced foreclosures. I really enjoy my career track at a great company in a growing industry and look forward to work each day. Additionally, I have another part-time job with SkyWest airlines and am currently residing with my parents rent-free to save money. Ultimately, my outstanding debt is a personal demon I cannot wait to extinguish really soon with hard work and personal excellence.

A credit bureau reported the following information about this borrower member on August 27, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2004	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,729.00	Public Records On File:	0
Revolving Line Utilization:	98.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 438165

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
438165	$10,000	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 438165. Member loan 438165 was requested on August 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,083 / month
Current employer:	SunGard Data Systems	Debt-to-income ratio:	16.96%
Length of employment:	10 years 8 months	Location:	Newtown Square, PA

Home town:	Levitown
Current & past employers:	SunGard Data Systems, Fastech Inc.
Education:	Delaware County Community College

This borrower member posted the following loan description, which has not been verified:

My wife has recently stopped work to care for children, and recent medical expense have been placed on credit cards, placing up a whole with Credit Card company's jacking the rate to 29.99%. We have always paid off credit cards every month but with the recent changes we have not been able to and has placed us in a deep whole.

A credit bureau reported the following information about this borrower member on August 28, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1999	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	3
Total Credit Lines:	18	Months Since Last Delinquency:	5
Revolving Credit Balance:	$9,063.00	Public Records On File:	0
Revolving Line Utilization:	26.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 438181

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
438181	$20,000	17.04%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 438181. Member loan 438181 was requested on August 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,208 / month
Current employer:	Hardman Enterprises	Debt-to-income ratio:	18.06%
Length of employment:	5 years	Location:	Huron, OH

Home town:	Sandy
Current & past employers:	Hardman Enterprises, Nebo School District
Education:	Utah Valley State College, Utah State University

This borrower member posted the following loan description, which has not been verified:

Last year I moved to this area in order to build a business that would provide the greatest benefit for my family and those whom we get to serve. My success has been positive. Starting with nothing, we've increased our net income from managing properties to over $500 per month. Our goal is to move that number up to $2000. This loan will enable be to do just that! The area that I'm in, rental properties are available with very favorable terms and little money down. My plan is to use this loan money for down payments and buffer money for the properties that meet my strict standards for cash flowing or profitability. I use a good formula to determine if the property will be profitable in any ups or downs of the economy. Before I get into a property I know the highs, the lows, the area, and anything else that will effect the purpose I intend for it, thus removing the risk. If the property doesn't meet my standard of profitability, I move on. NOI, CROI, CADS and DSCR must be within profitable boundaries. Previously, I've managed residential rentals and office spaces for over 10 years. I continuously take various courses that increase my expertise and knowledge in this industry. This loan will "... enable one[me] to organize and apply the knowledge acquired, and convert it into useful service and adequate compensation without waste of time." (Napoleon Hill) I have a college background in bookkeeping, finances, and business. I have structured my affairs such that I always put money aside to warrant off any difficult times. I've always met my financial obligations even through trying time such as a divorce, moving, deaths etc.

A credit bureau reported the following information about this borrower member on August 28, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1990	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	64
Revolving Credit Balance:	$16,857.00	Public Records On File:	0
Revolving Line Utilization:	75.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 438273

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
438273	$7,550	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 438273. Member loan 438273 was requested on August 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	Morrisville Auxiliary Corporation	Debt-to-income ratio:	22.05%
Length of employment:	2 years	Location:	(Syracuse), NY

Home town:
Current & past employers:	Morrisville Auxiliary Corporation
Education:

This borrower member posted the following loan description, which has not been verified:

I'm simply looking to consolidate my credit card debt and stop using my cards. Thank you.

A credit bureau reported the following information about this borrower member on July 30, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1997	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	60
Revolving Credit Balance:	$24,604.00	Public Records On File:	0
Revolving Line Utilization:	91.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 438328

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
438328	$12,000	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 438328. Member loan 438328 was requested on August 31, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,042 / month
Current employer:	Intermediate Unit One	Debt-to-income ratio:	18.74%
Length of employment:	4 years 2 months	Location:	Washington, PA

Home town:	Glendale
Current & past employers:	Intermediate Unit One, Fred Jay Krieg and Associates
Education:	West Virginia University

This borrower member posted the following loan description, which has not been verified:

I have recently bought a home. I am getting married in 2 months and I don't want my debt to affect my husband. The loan is in my name for the home because he was unemployed for 5 months. I am trying to get a debt consolidation loan to pay off my credit cards and to have a lower interest rate loan. One of my credit cards is 15 percent, while the other is 27%! I have attempted with my credit card holders to lower my interest rate and they say that is not possible at this time. I would like to pay them off with this loan and close the accounts. I want to have the freedom to live my life without this hanging over my head. I honestly want to be CC debt free, but because of the new home and the debt I am already in, it has been hard. I hope you can help. You can see my credit score is good. We just closed on the house 6 weeks ago and at that time my credit score was 700. I hope you can help me.

A credit bureau reported the following information about this borrower member on August 28, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1998	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	35	Months Since Last Delinquency:	9
Revolving Credit Balance:	$7,780.00	Public Records On File:	0
Revolving Line Utilization:	41.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 438345

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
438345	$20,000	17.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 438345. Member loan 438345 was requested on August 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	Abstoss International Steel Holding Inc.	Debt-to-income ratio:	18.34%
Length of employment:	2 years	Location:	Wilton, CT

Home town:	Brooklyn
Current & past employers:	Abstoss International Steel Holding Inc., Coutinho, Caro + Co. USA Inc. - 8yrs.
Education:	Niagara University

This borrower member posted the following loan description, which has not been verified:

With the help of Steve Rhode's blog and other resources, my wife & I are developing a better financial plan for our future. We are in need of paying off several cards whose APR have increased to 28%+ We have a solid credit history of no late payments. We are both employed and we have 3 sons all in college. Thank you in advance.

A credit bureau reported the following information about this borrower member on August 29, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1977	Delinquent Amount:	$0.00
Open Credit Lines:	30	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	47	Months Since Last Delinquency:	52
Revolving Credit Balance:	$50,307.00	Public Records On File:	0
Revolving Line Utilization:	75.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 438430

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
438430	$1,200	15.65%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 438430. Member loan 438430 was requested on August 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,333 / month
Current employer:	n/a	Debt-to-income ratio:	12.33%
Length of employment:	n/a	Location:	MECHANICSBURG, PA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

I need many for car repair.

A credit bureau reported the following information about this borrower member on August 29, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2000	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,641.00	Public Records On File:	0
Revolving Line Utilization:	96.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 438443

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
438443	$5,000	7.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 438443. Member loan 438443 was requested on September 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,417 / month
Current employer:	City Year	Debt-to-income ratio:	17.68%
Length of employment:	5 years 2 months	Location:	PHILADELPHIA, PA

Home town:	Philadelphia
Current & past employers:	City Year
Education:	Eastern University

This borrower member posted the following loan description, which has not been verified:

For roofing and insolation.

A credit bureau reported the following information about this borrower member on September 6, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2000	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,757.00	Public Records On File:	0
Revolving Line Utilization:	9.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 438446

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
438446	$15,000	16.70%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 438446. Member loan 438446 was requested on August 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,000 / month
Current employer:	Rudder Inc	Debt-to-income ratio:	7.05%
Length of employment:	2 years 5 months	Location:	Houston, TX

Home town:
Current & past employers:	Rudder Inc
Education:	SUNY College at Old Westbury

This borrower member posted the following loan description, which has not been verified:

I am an experienced entrepreneur looking into purchasing a drive thru coffee shop. I have the required capital to acquire the place and get it started. I am short on the initial ramp up and working expenses. I expect to be cashflow positive starting month 1. The coffee shop drive thru business is a clean, efficient and high margin business, which is why I have chosen to get into it. The recommended traffic threshold for a drive thru to work is 15K vehicles, the location where I am opening has 50K vehicles daily! I am happy to answer anymore questions or concerns.

A credit bureau reported the following information about this borrower member on August 29, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1998	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	61
Revolving Credit Balance:	$3,146.00	Public Records On File:	0
Revolving Line Utilization:	46.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 438523

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
438523	$15,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 438523. Member loan 438523 was requested on September 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,166 / month
Current employer:	britthaven	Debt-to-income ratio:	6.26%
Length of employment:	8 years 6 months	Location:	BOWLING GREEN, KY

Home town:	bowling green
Current & past employers:	britthaven, health prime
Education:	Western Kentucky University

This borrower member posted the following loan description, which has not been verified:

home improvement to install pool, new decking, and bathrooms remodeled

A credit bureau reported the following information about this borrower member on September 1, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1989	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,391.00	Public Records On File:	0
Revolving Line Utilization:	7.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 438526

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
438526	$5,600	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 438526. Member loan 438526 was requested on August 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,075 / month
Current employer:	self	Debt-to-income ratio:	6.80%
Length of employment:	9 years 8 months	Location:	fair oaks, CA

Home town:	Sacramento
Current & past employers:	self, regina miesch accupuncture, tashas uncommon shop
Education:	Wake Forest University, California State University-Sacramento (CSUS), Harbin Hot Springs School of Shiatsu and Massage

This borrower member posted the following loan description, which has not been verified:

I would like to pay off my credit cards with this loan. A few creditors raised my apr even though my credit score had recently gone up and I had no late payments. I am a self employed medical massage therapist, whith regular clients for the past 9 years and have one employee who subs for me when I travel over seas to teach massage. My clientele are permamently disabled, and I see them in their home on an out call basis. My only over head is gas and massage oil. Additional out call work comes through employment at a retail boutique since Dec. '09 with woman-exclusive massage clients and teaching couples/family home massage. With this loan I'll be able to use my income to upgrade my credentials from MTP(massage therapy practitioner) to HHTP(holistic health therapy practitoner) which will improve my position in a very competitive career. Investing in several classes will enable me to do this. Thank You for considering me as your borrower

A credit bureau reported the following information about this borrower member on August 1, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1987	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	42
Revolving Credit Balance:	$11,243.00	Public Records On File:	0
Revolving Line Utilization:	71.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 438597

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
438597	$6,500	7.40%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 438597. Member loan 438597 was requested on September 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$1,500 / month
Current employer:	AKSHAR GROUP	Debt-to-income ratio:	14.13%
Length of employment:	10 years 2 months	Location:	DAVISVILLE, WV

Home town:	Parkersburg
Current & past employers:	AKSHAR GROUP
Education:

This borrower member posted the following loan description, which has not been verified:

I will be using the money to pay off my credit card. I am good candidate for this loan beacuse I own my home and have lived there for the past 28 years. I ahve been at my current job for over 10 years. I have no other loans or debts, except for the credit card I am planning to pay off with this loan.

A credit bureau reported the following information about this borrower member on September 7, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1990	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,954.00	Public Records On File:	0
Revolving Line Utilization:	25.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 438676

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
438676	$20,000	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 438676. Member loan 438676 was requested on August 31, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,667 / month
Current employer:	countyofplumas	Debt-to-income ratio:	20.03%
Length of employment:	21 years	Location:	BLAIRSDEN-GRAEAGLE, CA

Home town:	richmond
Current & past employers:	countyofplumas
Education:

This borrower member posted the following loan description, which has not been verified:

I need to consolidate these two credit cards. We built a house last year, and I had to use these to finish up with expenses for the house. I could have put them on the home loan, but want to get them paid sooner. Thank you for your consideration.

A credit bureau reported the following information about this borrower member on August 31, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1993	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$28,296.00	Public Records On File:	0
Revolving Line Utilization:	70.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 438698

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
438698	$15,000	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 438698. Member loan 438698 was requested on August 31, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,032 / month
Current employer:	AmerisourceBergen Corp.	Debt-to-income ratio:	16.68%
Length of employment:	4 years 7 months	Location:	Woodridge, IL

Home town:	Kansas City
Current & past employers:	AmerisourceBergen Corp.
Education:	University of Missouri-Columbia, Webster University

This borrower member posted the following loan description, which has not been verified:

I got into a bad car loan with Wells Fargo last year, which made me roughly $9000 upside on my car. I'd like to use this loan to get out of my car loan.

A credit bureau reported the following information about this borrower member on August 31, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1999	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,063.00	Public Records On File:	0
Revolving Line Utilization:	59.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 438724

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
438724	$20,000	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 438724. Member loan 438724 was requested on August 31, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,800 / month
Current employer:	United States Air Force	Debt-to-income ratio:	23.79%
Length of employment:	15 years 3 months	Location:	Valrico, FL

Home town:	Clinton
Current & past employers:	United States Air Force, NA
Education:	The University of Tennessee

This borrower member posted the following loan description, which has not been verified:

I am a military officer who has moved very frequently over the last few years. Another move is on my horizon. While the military covers most expenses involved, they don't cover all and we have incurred these expenses over the last few years. The location where I am currently stationed has a much higher cost of living than I have been used to previously. It has required the use of credit to cover those additional expenses. My new station will cost considerably less to live and my monthly expenses will drop by $578/month immediately when I move. That doesn't include the savings from utilities and consumer goods. I will be stationed in a remote area of New Mexico where the cost of living is much less. Additionally, over the next 10 months, my income will increase by about $1500/month due to yearly raises and promotions, so my repayment ability increases greatly!! While I realize that my debt ratio is high, my accounts are all in good standing. I would like your help in consolidating several of my accounts into one convenient payment, so that I may get back on the proper financial path.

A credit bureau reported the following information about this borrower member on August 31, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1997	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$59,980.00	Public Records On File:	0
Revolving Line Utilization:	95.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 438732

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
438732	$15,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 438732. Member loan 438732 was requested on August 31, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,583 / month
Current employer:	First Republic Bank	Debt-to-income ratio:	8.35%
Length of employment:	6 years 8 months	Location:	Fanwood, NJ

Home town:	Queens
Current & past employers:	First Republic Bank
Education:	St Joseph's College

This borrower member posted the following loan description, which has not been verified:

Looking to pay off multiple credit card bills.

A credit bureau reported the following information about this borrower member on August 31, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1992	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,152.00	Public Records On File:	1
Revolving Line Utilization:	54.20%	Months Since Last Record:	114
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 438765

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
438765	$6,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 438765. Member loan 438765 was requested on August 31, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,250 / month
Current employer:	Advantage Sales & Marketing	Debt-to-income ratio:	17.73%
Length of employment:	7 years 6 months	Location:	Syracuse, NY

Home town:	Syracuse
Current & past employers:	Advantage Sales & Marketing
Education:

This borrower member posted the following loan description, which has not been verified:

I am a sales representative for a US marketing company. I have worked there for the last 8 years. In February 2006, I started my own company doing consulting work for small and medium businesses. To help cover the initial outlays for this venture, I have maintained my full-time job. Keeping my full-time employment while building my business has made the experience significantly easier. I have been able to invest a lot of capital into branding my company name and have not incurred the cash flow crunches faced by most startups. I am looking to refinance the last of my debt. After paying off this loan, I will be debt free. I am a responsible borrower and have always paid my bills on time. I do not have any late payments on my credit report. I manage my credit very carefully and am logical in how I use my accounts. I have a good percentage of credit available and am a dependable borrower. I keep a comfortable cushion in both my checking and money market account and am well-prepared in the event of any unforeseen circumstances. I have always made it a priority to plan for the future. My car is owned free and clear, and I have no open installment or mortgage loans. I currently live with my brother in a home owned by a relative, so my monthly housing expenses are minimal.

A credit bureau reported the following information about this borrower member on August 31, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1997	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	38	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,873.00	Public Records On File:	0
Revolving Line Utilization:	28.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 438778

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
438778	$18,000	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 438778. Member loan 438778 was requested on August 31, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,833 / month
Current employer:	Hughes-Calihan Konica Minolta	Debt-to-income ratio:	16.99%
Length of employment:	7 years 4 months	Location:	Phoenix, AZ

Home town:	Sidney
Current & past employers:	Hughes-Calihan Konica Minolta, Thunderbird, American Graduate School of International Management
Education:	SUNY at Cortland

This borrower member posted the following loan description, which has not been verified:

Dear Lender, I have overused my credit card and the interest rates are too high. I have an excellent career and am in no danger of being out of work. I would like a lower interest rate to get back on track.

A credit bureau reported the following information about this borrower member on August 31, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1991	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	41	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$33,756.00	Public Records On File:	0
Revolving Line Utilization:	82.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 438789

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
438789	$8,000	18.43%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 438789. Member loan 438789 was requested on August 31, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	Hoag Hospital	Debt-to-income ratio:	24.55%
Length of employment:	7 years 2 months	Location:	Costa Mesa, CA

Home town:	Queens
Current & past employers:	Hoag Hospital
Education:	Goldenwest College

This borrower member posted the following loan description, which has not been verified:

We are expecting our first baby and with taking time off I'm worried about making mortgage payments and being able to afford everyday expenses.

A credit bureau reported the following information about this borrower member on August 31, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1997	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	38	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$34,474.00	Public Records On File:	0
Revolving Line Utilization:	89.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	8

Member Payment Dependent Notes Series 438806

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
438806	$18,825	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 438806. Member loan 438806 was requested on August 31, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	Southwest Auto Body parts, Inc	Debt-to-income ratio:	23.88%
Length of employment:	6 years 2 months	Location:	Sugarland, TX

Home town:	san salvador
Current & past employers:	Southwest Auto Body parts, Inc
Education:	USAL El Salvador

This borrower member posted the following loan description, which has not been verified:

I need my FICO to get back to normal (730+) It is too low for usage of credit cards. Cards were closed by banks and lowered my FICO. Thanks

A credit bureau reported the following information about this borrower member on August 31, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1998	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$93,535.00	Public Records On File:	0
Revolving Line Utilization:	89.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 438837

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
438837	$10,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 438837. Member loan 438837 was requested on August 31, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	Pat's Pizzeria	Debt-to-income ratio:	15.80%
Length of employment:	3 years	Location:	Westville, NJ

Home town:	Berlin
Current & past employers:	Pat's Pizzeria
Education:	Rowan University, Whatcom Community College

This borrower member posted the following loan description, which has not been verified:

Five years ago I was having some financial troubles and accumulated approximately $12,000 in credit card debt. The majority of the debt was a combination of living expenses (groceries and cash advances towards rent), and moving expenses when I moved out of state. I've managed to get my credit card debt down to $4,500 on my own over the years, but I expect it to take several more years to pay off. I make all my payments on time, but I feel I could pay off my debt faster if my payments were consolidated into a single sum. The amount of $10,000 would allow me to pay my credit card and car loan payments, combining them all into a single payment. Since I am currently able to pay the separate payments without trouble, I am certain I would have no trouble paying the loan fully and on time. A lower interest rate would also help me apply more of the payment amount to the debt balance, in order to pay off my debt faster.

A credit bureau reported the following information about this borrower member on August 31, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1999	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	41
Revolving Credit Balance:	$3,595.00	Public Records On File:	0
Revolving Line Utilization:	52.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 438863

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
438863	$7,550	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 438863. Member loan 438863 was requested on August 31, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,025 / month
Current employer:	robert bowden	Debt-to-income ratio:	13.49%
Length of employment:	8 years 1 month	Location:	Dallas, GA

Home town:	plovdiv
Current & past employers:	robert bowden, robert bowden
Education:	kiril and metodi

This borrower member posted the following loan description, which has not been verified:

I have all my credit cards debt when my wife was at school and my son was at daycare. Now I have two jobs, my wife also has a job, and my son now is at school. All my credit cards raised my APR I never missed a payment and was never late to pay one. I greatly appreciate your help. Sincerely, Edward

A credit bureau reported the following information about this borrower member on August 31, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2002	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	30
Revolving Credit Balance:	$13,847.00	Public Records On File:	0
Revolving Line Utilization:	74.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 438869

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
438869	$10,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 438869. Member loan 438869 was requested on August 31, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,197 / month
Current employer:	United States Army	Debt-to-income ratio:	14.78%
Length of employment:	8 years 9 months	Location:	Gretna, LA

Home town:	Brooklyn
Current & past employers:	United States Army, Lowes Food
Education:	Winston-Salem State University

This borrower member posted the following loan description, which has not been verified:

I am about to get married in a few months I need some money to get us completely prepared for the wedding day. I will ensure that my obligations to repay the loan will never be defaulted and attempt to even pay it off faster than the payment arrangement set up. Thanks for your help

A credit bureau reported the following information about this borrower member on August 31, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1998	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	21	Months Since Last Delinquency:	8
Revolving Credit Balance:	$1,947.00	Public Records On File:	0
Revolving Line Utilization:	29.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 438873

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
438873	$9,000	7.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 438873. Member loan 438873 was requested on September 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,500 / month
Current employer:	State of Az	Debt-to-income ratio:	2.69%
Length of employment:	3 years 8 months	Location:	Mesa, AZ

Home town:	Milwaukee
Current & past employers:	State of Az, GHA Technologies, Bulbman, Broward County, Dade County, self employed, US Federal Government
Education:	California State University-Dominguez Hills (CSUDH), Palm Beach Atlantic University at West Palm Beach

This borrower member posted the following loan description, which has not been verified:

I bought a house in March. I have fixed it up (kitchen and bath upgrades) but it still needs work on the pool and fence. I have 43k invested in IRA but the penalty and extra income would be too much, as I have already used 10k in IRA for the downpayment, etc. I have good credit, been at my job close to 4 years, have owned other houses/properties before, etc.

A credit bureau reported the following information about this borrower member on August 31, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1973	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	54	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,689.00	Public Records On File:	0
Revolving Line Utilization:	6.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 438878

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
438878	$16,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 438878. Member loan 438878 was requested on September 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	Belmont Correctional	Debt-to-income ratio:	19.03%
Length of employment:	12 years	Location:	BRIDGEPORT, OH

Home town:	Wheeling
Current & past employers:	Belmont Correctional
Education:	Wheeling Jesuit University

This borrower member posted the following loan description, which has not been verified:

I want to consolidate my debt, pay for a vacation and buy a ring.

A credit bureau reported the following information about this borrower member on September 1, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,740.00	Public Records On File:	0
Revolving Line Utilization:	40.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 438894

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
438894	$18,500	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 438894. Member loan 438894 was requested on September 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,167 / month
Current employer:	American Design Ltd.	Debt-to-income ratio:	11.84%
Length of employment:	4 years	Location:	SANTA FE, NM

Home town:	Rockford
Current & past employers:	American Design Ltd., Freelance Photographer/Photo Studio Owner
Education:	University of Iowa

This borrower member posted the following loan description, which has not been verified:

I am requesting this loan to consolidate debt which I am currently carrying on credit cards whose interest rates vary from 14% to 23%. I have accumulated this debt over the past eight years, beginning with my college days and continuing into the early days of building my career. I have been with the same company for four years now. They own and operate eight (soon to be nine) art galleries in two states. I began working for one of their galleries as a contract photographer. Within the first six months, I was also building their website and designing their print ads. Shortly thereafter I began doing similar work for some of their other galleries, which were located out of state. After a year as a contract employee, they offered me a full time position doing photography and web/print design for all eight of their galleries. I am now a salaried employee, whose main focus is growing within the company and paying off my debts. I am single, with no dependents, and believe I live a frugal life. I rent an apartment, drive a car that has been paid off for three years and believe that until I am debt free, I have no discretionary income. Working in the computer field and participating in the rise of social networking, I am excited to see peer-to-peer lending taking off. I see it as a wonderful solution for both investors and borrowers, and hope to be on the other side of the table one day soon. I believe Lending Club and their investors can help to make a huge difference in my life. I sincerely appreciate your consideration.

A credit bureau reported the following information about this borrower member on September 1, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1999	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	40	Months Since Last Delinquency:	38
Revolving Credit Balance:	$9,530.00	Public Records On File:	0
Revolving Line Utilization:	46.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 438895

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
438895	$11,600	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 438895. Member loan 438895 was requested on August 31, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,250 / month
Current employer:	Magnum Tool Co.	Debt-to-income ratio:	18.02%
Length of employment:	5 years 4 months	Location:	Colorado Springs, CO

Home town:	Blairstown
Current & past employers:	Magnum Tool Co.
Education:	University of Colorado at Colorado Springs

This borrower member posted the following loan description, which has not been verified:

I recently graduated from college with an engineering degree. I have worked for the same company for five years and have steadily increased in ranks and income. I accrued quite a bit of debt during college, and now that I have finished, I want to consolidate the debt to have a low interest rate over a fairly short term. I have owned two homes, have excellent credit and payment history, and I have a reliable income in a strong field. You can be sure that I will make my monthly payments fully and timely.

A credit bureau reported the following information about this borrower member on August 31, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1995	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$29,568.00	Public Records On File:	0
Revolving Line Utilization:	52.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 438922

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
438922	$7,000	7.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 438922. Member loan 438922 was requested on September 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,000 / month
Current employer:	TM Floyd & Company	Debt-to-income ratio:	12.69%
Length of employment:	1 year 10 months	Location:	Oviedo, FL

Home town:
Current & past employers:	TM Floyd & Company
Education:

This borrower member posted the following loan description, which has not been verified:

The purpose of this loan is to pay off my Credit Card (rate @ 15%) at a lower rate. This is my second loan from Lending Club and I am also an Investor on Lending Club. I paid the first loan ($7,000) from lending Club in about 6 months.

A credit bureau reported the following information about this borrower member on September 1, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1985	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,872.00	Public Records On File:	0
Revolving Line Utilization:	21.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 438924

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
438924	$6,350	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 438924. Member loan 438924 was requested on September 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$1,667 / month
Current employer:	Rosedale Golf and Country Club	Debt-to-income ratio:	24.66%
Length of employment:	1 year	Location:	Sarasota, FL

Home town:	Sarasota
Current & past employers:	Rosedale Golf and Country Club
Education:	University of Florida

This borrower member posted the following loan description, which has not been verified:

Going back to school to receive my Masters of Science in Finance. Need loan to pay for school.

A credit bureau reported the following information about this borrower member on September 1, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2002	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,846.00	Public Records On File:	0
Revolving Line Utilization:	9.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 439006

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439006	$12,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439006. Member loan 439006 was requested on September 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,063 / month
Current employer:	Boston Scientific	Debt-to-income ratio:	2.39%
Length of employment:	3 years 9 months	Location:	lynn, MA

Home town:	Cambridge
Current & past employers:	Boston Scientific, Boston Children
Education:	Wheelock College, North Shore Community College

This borrower member posted the following loan description, which has not been verified:

Hi everyone , Im looking for a lender or lenders that are going to invest some money into my education. I have my Bachelors Degree in Science. I graduted Wheelock college in Boston. Private student loans are out a buisness right now. So im looking into an alternate way of getting a loan. I hope Im a good canidate. Thank you for your time

A credit bureau reported the following information about this borrower member on September 1, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2003	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,011.00	Public Records On File:	0
Revolving Line Utilization:	22.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 439007

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439007	$10,000	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439007. Member loan 439007 was requested on September 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	IBM	Debt-to-income ratio:	9.54%
Length of employment:	1 year 8 months	Location:	GREENVILLE, SC

Home town:
Current & past employers:	IBM, optimum re
Education:	University of Arkansas at Little Rock

This borrower member posted the following loan description, which has not been verified:

I am going to use the money to help my brother pay for his leaving expenses for a year in Germany, where he is going to further his education. I have good credit and have always fulfilled my financial obligations. ..

A credit bureau reported the following information about this borrower member on September 2, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2003	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	3
Total Credit Lines:	12	Months Since Last Delinquency:	21
Revolving Credit Balance:	$2,263.00	Public Records On File:	0
Revolving Line Utilization:	17.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 439035

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439035	$3,500	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439035. Member loan 439035 was requested on September 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,667 / month
Current employer:	State of NJ	Debt-to-income ratio:	19.19%
Length of employment:	13 years 2 months	Location:	PATERSON, NJ

Home town:
Current & past employers:	State of NJ
Education:	Howard University

This borrower member posted the following loan description, which has not been verified:

The money afforded by this loan will be used to cover unexpected medical expenses. I value my credit and I do not want the medical bill to effect that. This loan will allow me to pay the bill in full and make low monthly payments which is desirable for my current situation.

A credit bureau reported the following information about this borrower member on September 1, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1993	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	31	Months Since Last Delinquency:	14
Revolving Credit Balance:	$15,357.00	Public Records On File:	0
Revolving Line Utilization:	76.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 439069

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439069	$7,000	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439069. Member loan 439069 was requested on September 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,833 / month
Current employer:	naddi auto trade	Debt-to-income ratio:	4.10%
Length of employment:	1 year 6 months	Location:	HUNTINGTON BEACH, CA

Home town:	Riverside
Current & past employers:	naddi auto trade, The three sisters beauty salon
Education:	Oceanside College of Beauty

This borrower member posted the following loan description, which has not been verified:

I am a single mother of 2 children and am going through a very difficult divorce after being married for 8 years. I want to feel good about myself. I want to be independent. I want to be self-supporting and continue being the responsible and reliable person I have been for the past 8 years. I feel that the breast augmentation will help me to feel good about myself. my credit history proves that I am a responsible, reliable and good person. Please consider this request. Thank you

A credit bureau reported the following information about this borrower member on September 1, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2002	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	75
Revolving Credit Balance:	$5,750.00	Public Records On File:	0
Revolving Line Utilization:	27.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 439077

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439077	$12,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439077. Member loan 439077 was requested on September 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,667 / month
Current employer:	Schawk	Debt-to-income ratio:	24.88%
Length of employment:	11 years 6 months	Location:	Kalamazoo, MI

Home town:	Kalamazoo
Current & past employers:	Schawk, Manpower
Education:	Davenport University

This borrower member posted the following loan description, which has not been verified:

I would like to consolidate debt so every debtor can be repaid and i don't have to worry about multiple payments being met anymore and a lower monthly payment can be achieved. Thank you for your time and consideration.

A credit bureau reported the following information about this borrower member on September 1, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1995	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	67
Revolving Credit Balance:	$6,950.00	Public Records On File:	1
Revolving Line Utilization:	16.60%	Months Since Last Record:	90
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 439103

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439103	$20,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439103. Member loan 439103 was requested on September 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	sabic-ip	Debt-to-income ratio:	14.31%
Length of employment:	4 years 3 months	Location:	RAVENA, NY

Home town:	Albany
Current & past employers:	sabic-ip, Old Castle Pre Cast
Education:	University of Albany

This borrower member posted the following loan description, which has not been verified:

TRYING TO REMODEL MY BATHROOMS. BATHROOMS ARE OUTDATED AND NEED TO BE UPDATED.

A credit bureau reported the following information about this borrower member on September 1, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2001	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	33	Months Since Last Delinquency:	9
Revolving Credit Balance:	$2,292.00	Public Records On File:	0
Revolving Line Utilization:	5.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 439109

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439109	$7,800	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439109. Member loan 439109 was requested on September 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,330 / month
Current employer:	Pacific Underground Construction	Debt-to-income ratio:	6.89%
Length of employment:	9 years 3 months	Location:	Gilroy, CA

Home town:	Fresno
Current & past employers:	Pacific Underground Construction, Krzich Underground Construction
Education:

This borrower member posted the following loan description, which has not been verified:

I wanted the option to pay this loan in 4 years instead of 3 years. If I can't than I will ask for $15000.00.

A credit bureau reported the following information about this borrower member on September 1, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1987	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$22,054.00	Public Records On File:	0
Revolving Line Utilization:	56.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 439114

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439114	$15,000	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439114. Member loan 439114 was requested on September 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,058 / month
Current employer:	JP Morgan Chase	Debt-to-income ratio:	14.19%
Length of employment:	7 years 1 month	Location:	Columbus, OH

Home town:
Current & past employers:	JP Morgan Chase
Education:

This borrower member posted the following loan description, which has not been verified:

I would like to consolidate all my credit into one payment and better interest rate.

A credit bureau reported the following information about this borrower member on September 3, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1994	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,855.00	Public Records On File:	0
Revolving Line Utilization:	25.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 439119

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439119	$20,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439119. Member loan 439119 was requested on September 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,200 / month
Current employer:	North American Motorsports, LLC	Debt-to-income ratio:	18.40%
Length of employment:	7 years 6 months	Location:	Bloomfield, CT

Home town:	Vernon
Current & past employers:	North American Motorsports, LLC, Big Y Foods, LLC
Education:	University of Connecticut

This borrower member posted the following loan description, which has not been verified:

This loan will be used to consolidate debt on multiple credit cards at a lower interest rate than the credit card companies are currently willing to offer. With the economy in the state it has been over the past year, all of the credit card companies I have cards with have increased their rates to a point that makes it hard to gain headway toward paying off the principle. I have perfect payment history over the entire life of my credit history, which is about 10 years now. I have attempted to work with the credit card companies in reducing my rates, to no avail. I would like to use Lending Club to get a lower, fixed rate, as well as a fixed payment every month. Ultimately, I want more of my money going toward the principle, and I want a concrete date in the future that I know this will be paid off. Thank you very much for your consideration in funding my loan request.

A credit bureau reported the following information about this borrower member on September 1, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1979	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$33,184.00	Public Records On File:	0
Revolving Line Utilization:	48.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 439124

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439124	$3,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439124. Member loan 439124 was requested on September 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,333 / month
Current employer:	Rubio's fresh Mexican grill	Debt-to-income ratio:	21.72%
Length of employment:	2 years 9 months	Location:	Hawthorne, CA

Home town:	Inglewood
Current & past employers:	Rubio's fresh Mexican grill, Hamburger Hamlet
Education:

This borrower member posted the following loan description, which has not been verified:

Looking to get a head start on Christmas work is good but I have not made much in Bonus this year as compared to previous years I work at Rubio's on the Ucla campus and I'm holding on to 2% in comp sales over last year. Fall semester is about to start but I don't expect it to get much better by the end of the year. I have a solid job and not leaving anytime soon I love Ucla Go Bruins! I believe my credit score is good. And have had and paid off personal loans before so give me a chance please

A credit bureau reported the following information about this borrower member on September 1, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1997	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,791.00	Public Records On File:	0
Revolving Line Utilization:	63.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 439172

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439172	$20,000	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439172. Member loan 439172 was requested on September 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	California Department of Rehabilitation	Debt-to-income ratio:	7.82%
Length of employment:	2 years 7 months	Location:	Sacramento, CA

Home town:	Hong Kong
Current & past employers:	California Department of Rehabilitation, EHealthline.com
Education:	DeVry University-Illinois

This borrower member posted the following loan description, which has not been verified:

Consolidate my loans into a fixed low interest payment.

A credit bureau reported the following information about this borrower member on September 1, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2005	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,000.00	Public Records On File:	0
Revolving Line Utilization:	17.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 439223

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439223	$16,000	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439223. Member loan 439223 was requested on September 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	Self	Debt-to-income ratio:	14.14%
Length of employment:	4 years 7 months	Location:	Oak park, IL

Home town:	Park ridge
Current & past employers:	Self
Education:	Western Illinois University

This borrower member posted the following loan description, which has not been verified:

The purpose of this loan would be to purchase materials to improve my kitchen and bathrooms.

A credit bureau reported the following information about this borrower member on September 2, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1978	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	30	Months Since Last Delinquency:	14
Revolving Credit Balance:	$5,137.00	Public Records On File:	0
Revolving Line Utilization:	20.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 439264

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439264	$6,000	7.40%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439264. Member loan 439264 was requested on September 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$9,583 / month
Current employer:	ECC	Debt-to-income ratio:	6.40%
Length of employment:	3 years 7 months	Location:	Hudson, MA

Home town:	Massena
Current & past employers:	ECC
Education:	State University of NY

This borrower member posted the following loan description, which has not been verified:

Hi, I'm going thru a divorce and I need to pay off some debt that I share with my soon to be ex-wife. I would rather not go through a high interest credit card arrangement.

A credit bureau reported the following information about this borrower member on September 2, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1996	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,242.00	Public Records On File:	0
Revolving Line Utilization:	23.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 439268

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439268	$20,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439268. Member loan 439268 was requested on September 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$16,000 / month
Current employer:	Housing Investments Inc	Debt-to-income ratio:	6.62%
Length of employment:	17 years	Location:	Arlington, MA

Home town:	Cambridge
Current & past employers:	Housing Investments Inc, Tuscan Development LLC
Education:

This borrower member posted the following loan description, which has not been verified:

I would use this loan and the lower interest rate to consolidate 2 CC's that have a higher interest rate, and pay for my son $8,000.00 in Wedding debt. I am very stable and credit worthy. My recent credit scores are 750,750,764. I have always paid my debts on time and more than what is asked as minimum payments. I have been at my job as an Admin Office mgr for a Real Estate Non-profit in affordable housing for over 8 years and before that was in same position with my current CEO in state goverment for 12 years. I have a 401K as well but it is not prudent to withdraw any funds because of the penalty. My plan is to borrow the $20,000.00 reduce my interest payments on the CC's, consolidate those two CC's. and give my son his wedding day. It is not an extravagant wedding at all, but they do cost a lot of money now a days. I can handle the monthly payment with out any problem as my income will include the new payment into my budget and the numbers work with in my monthly budget for my current cash flow. On a personal note I think this site and concept is very nice as it allows others to simply help others and make a profit in return as an investor. I do plan to join the investor community here in the near future. Thank you for your time, consideration and help in funding this request.

A credit bureau reported the following information about this borrower member on September 2, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1995	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$26,330.00	Public Records On File:	0
Revolving Line Utilization:	28.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 439288

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439288	$9,500	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439288. Member loan 439288 was requested on September 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	F Salons & Spas llc	Debt-to-income ratio:	15.92%
Length of employment:	2 years	Location:	Bronx, NY

Home town:	georgetown
Current & past employers:	F Salons & Spas llc
Education:	Mercy College-Main Campus

This borrower member posted the following loan description, which has not been verified:

loan will be used to pay off debt and for my education.

A credit bureau reported the following information about this borrower member on September 2, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1997	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	54
Revolving Credit Balance:	$23,616.00	Public Records On File:	0
Revolving Line Utilization:	49.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 439312

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439312	$15,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439312. Member loan 439312 was requested on September 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,667 / month
Current employer:	Preferred Systems Solutions	Debt-to-income ratio:	4.51%
Length of employment:	5 years 9 months	Location:	Hayes, VA

Home town:	Arlington
Current & past employers:	Preferred Systems Solutions, Computer Sciences Corporation
Education:	Northern Virginia Community College

This borrower member posted the following loan description, which has not been verified:

I am in the middle of renovation/remodeling and need more cash to cover expenses. I make in excess of 118,000 p/anum AND quarterly bonuses as well. I am extremely responisble and will have no problem making payments accordingly. The primary objective for the improvement is to make my waterfront home 5 bedrooms, vice the 4 that it is now. The house is in excess of 3000 sq ft. Best Regards, JB

A credit bureau reported the following information about this borrower member on September 2, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1993	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	42	Months Since Last Delinquency:	26
Revolving Credit Balance:	$25,909.00	Public Records On File:	0
Revolving Line Utilization:	35.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 439329

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439329	$20,000	18.78%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439329. Member loan 439329 was requested on September 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,162 / month
Current employer:	Millenium Challenge Corporation - US Government	Debt-to-income ratio:	2.79%
Length of employment:	3 years 1 month	Location:	MIAMI, FL

Home town:
Current & past employers:	Millenium Challenge Corporation - US Government, United Nations Development Programe, Interamerican Institute for Agricultural Cooperation, The Ohio State University, Inter American Development Bank
Education:	The Ohio State University, Columbus, OHIO

This borrower member posted the following loan description, which has not been verified:

The purpose of this loan is to invest resources in my wife's business as working capital and refinance at a lower interest rate and fixed term the balance in 2 credit cards. My wife owns a children clothing store called "Blanca Munguia" which sells specialty kids clothes and shoes. She has been in business for three years. The store is thriving since she sells a clothing line for kids, which is classic and comfortable so that kids can look like kids and not like little adults and by word of mouth and quality the clients keep coming back. The clothes and shoes are manufactured in Peru and Nicaragua thus helping to create employment in developing countries in America. I am fully and gainfully professionally employed by the US Government, working in a development agency called Millennium Challenge Corporation (www.mcc.gov). My source of income is from my professional services and the repayment for the loan is secure. I invite you to fund this loan with the confidence that it will be a win-win investment for both.

A credit bureau reported the following information about this borrower member on September 3, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1993	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	41
Revolving Credit Balance:	$416.00	Public Records On File:	0
Revolving Line Utilization:	52.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 439330

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439330	$18,200	20.52%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439330. Member loan 439330 was requested on September 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$37,500 / month
Current employer:	Hood Medical Group	Debt-to-income ratio:	14.10%
Length of employment:	1 year 6 months	Location:	Fort Worth, TX

Home town:	Boston
Current & past employers:	Hood Medical Group, Tufts New England Medical Center
Education:	Tufts University

This borrower member posted the following loan description, which has not been verified:

I am a recently married 35 year old doctor with twins on the way. Although I earn $450K per year, I am having an impossible time trying to finance a home improvement project. Six months back I applied at several places and was denied due to lack of credit history. Since then I have taken on several small loans to try and build my credit, but now I am being denied due to "pyramiding debt" and "too many new accounts." Obviously by applying that has also racked up many inquiries which looks bad. I currently own my home valued at 1.1 million and have approximately 45K in a checking account which I do not want to spend because it is our emergency fund. Here are my debt obligations: 1) Car loan: 860 per month (48 months left) 2) Car loan: 883 per month (60 months left) 3) Home loan: 6000 per month (360 months left) 4) Line of Credit: 338 per month 5) Student loan (through my father in law): 3700 per month (only 18 months left) As you can see there is plenty of room there for a 13K loan which which we want to use to put in a deck, fence and do landscaping work around our property. We would like to pay it off in only 12 months.

A credit bureau reported the following information about this borrower member on September 2, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1999	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	20	Months Since Last Delinquency:	14
Revolving Credit Balance:	$27,286.00	Public Records On File:	0
Revolving Line Utilization:	56.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	10

Member Payment Dependent Notes Series 439344

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439344	$3,500	15.65%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439344. Member loan 439344 was requested on September 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,417 / month
Current employer:	n/a	Debt-to-income ratio:	2.51%
Length of employment:	3 years 6 months	Location:	YONKERS, NY

Home town:	Philadelphia
Current & past employers:	Citigroup Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

This loan is for operating capital and inventory for a small apparel related business. The money will be used to support marketing and sales efforts, build a new website, and invest in inventory. In exchange for your support, I offer: * BS in Business Administration * Over 15 years of business experience. I've worked in investment banking and finance for top American companies. Thank you for considering my request.

A credit bureau reported the following information about this borrower member on September 2, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1998	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	71
Revolving Credit Balance:	$1,450.00	Public Records On File:	0
Revolving Line Utilization:	9.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 439362

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439362	$6,000	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439362. Member loan 439362 was requested on September 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,833 / month
Current employer:	Time Warner Cable	Debt-to-income ratio:	7.31%
Length of employment:	8 years	Location:	DAYTON, OH

Home town:	Dayton
Current & past employers:	Time Warner Cable
Education:	St Clair County Community College

This borrower member posted the following loan description, which has not been verified:

I will be moving in with my parents. My gift to them would help them to live a more comfortable and relaxed life. I will be using the funds that I receive to assist with moving, repairs and remodels in my new home. I have a GOOD credit history and I'm a responsible adult. Meaning, I like to pay my bills off and on time as I always have.

A credit bureau reported the following information about this borrower member on September 3, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	55
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 439366

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439366	$5,000	7.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439366. Member loan 439366 was requested on September 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,525 / month
Current employer:	WellPoint Inc.	Debt-to-income ratio:	12.91%
Length of employment:	1 year	Location:	Delaware, OH

Home town:	Magnetic Springs
Current & past employers:	WellPoint Inc., State of Ohio ODRC
Education:	Penn Foster

This borrower member posted the following loan description, which has not been verified:

I have maintained steady employment for many years. I have excellent above average credit. My total indebtedness for everything I own in my life is 31k. I would really like to consolidate everything and have only one payment, but your limit is 20k. I have excellent life insurance and would appropriate funds to pay off this loan in case of my untimely death. Please review my credit and consider my debt for a loan consolidation. I would like to be debt free within 7 years. Thank you for your assistance!

A credit bureau reported the following information about this borrower member on September 2, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1985	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,813.00	Public Records On File:	0
Revolving Line Utilization:	75.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 439369

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439369	$5,000	16.35%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439369. Member loan 439369 was requested on September 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Peter Lee	Debt-to-income ratio:	7.20%
Length of employment:	5 years 2 months	Location:	Newark, CA

Home town:	Newark
Current & past employers:	Peter Lee, 24 hours PC, Fry's Electronics
Education:	Heald College at Hayward

This borrower member posted the following loan description, which has not been verified:

This loan will be used to purchase some equipments for repair service. I am a computer technician who is starting a small business to repair electronics. I need a lot of equipments and paying monthly rents for an office. I'm always paying my bills on time. I naver been late. and my credit score is excellent. I will have no problem paying this loan back on time.

A credit bureau reported the following information about this borrower member on September 2, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2004	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,340.00	Public Records On File:	0
Revolving Line Utilization:	7.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 439375

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439375	$15,000	18.09%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439375. Member loan 439375 was requested on September 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,500 / month
Current employer:	Progressive Alternatives, LLC	Debt-to-income ratio:	20.42%
Length of employment:	4 years 8 months	Location:	Ashtabula, OH

Home town:	Fergus Falls
Current & past employers:	Progressive Alternatives, LLC, Greenelight Workforce, LLC
Education:	Saybrook Graduate School and Research Center

This borrower member posted the following loan description, which has not been verified:

I am a small business owner. I have a Masters degree in Psychology and prior to starting my business I worked in several social-work type roles. Specifically as a QMRP (qualified mental retardation professional) and as a case-manager. My agency has approximately 35 employees and we work with 24 clients. Our clients are all adults who have either a mild intellectual disability or a physical disability. Our job is to assist them so that they can maintain their apartment or home and not have to go into a group home or institutional setting. We bill 100 percent Medicaid. Once the authorization for services is entered into the system at the State level then we are able to bill for the service. The reason for the loan is to help cover the span of time between when we start working with a new client and when we get paid. The longest the lag has ever been is nine months. The best case scenario is to have a lag of only 2-3 months. Once authorized our payments come like clockwork. Every two weeks I submit a billing and fifteen days later I get the direct deposit. I just need help in covering the bit of time between providing the service and billing. Two of my personal credit scores are 713 and 715. I have a long credit history, 1 inquiry in the last 6 months, and nothing negative on my report. No missed payments. The one thing that brings my credit score down is that I put my first year of graduate school on a credit card and I am still working to pay it off. That sadly has left my revolving credit utilization quite high. I am highly educated, professional, and have been a stable and strong small business. I pay all bills on time and make responsible credit decisions.

A credit bureau reported the following information about this borrower member on September 2, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1999	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,583.00	Public Records On File:	0
Revolving Line Utilization:	71.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	7

Member Payment Dependent Notes Series 439408

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439408	$5,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439408. Member loan 439408 was requested on September 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,667 / month
Current employer:	Chandler Regional Hospital	Debt-to-income ratio:	14.83%
Length of employment:	4 years 11 months	Location:	Gilbert, AZ

Home town:	Far Rockaway
Current & past employers:	Chandler Regional Hospital
Education:	Phoenix College, ASU

This borrower member posted the following loan description, which has not been verified:

My husband and I have worked very hard over the last few years to make my dream of becoming an RN a reality. Unfortunately during that time, we spent a lot of money on rent and school. I currently work approximately 336 hours a month to save money for a home as well as pay all of our bills. It is our dream to have a place to call our own and to stop renting. Every month all of our bills and expenses are not only paid on time, but generally I over-pay as well to reduce our debt. I spend a lot of time taking care of other people and would now like to have a little piece of the American dream. By having this loan, we can make that happen. In addition, my husband and I are first-time home buyers and as such qualify for the tax rebate which will be used to repay this generous loan. We hope with your help that we can make this happen. Thank-you!

A credit bureau reported the following information about this borrower member on September 2, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1989	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	74
Revolving Credit Balance:	$12,218.00	Public Records On File:	0
Revolving Line Utilization:	69.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 439451

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439451	$20,000	17.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439451. Member loan 439451 was requested on September 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,833 / month
Current employer:	Real Estate Associates	Debt-to-income ratio:	2.87%
Length of employment:	17 years	Location:	Fort Myers, FL

Home town:
Current & past employers:	Real Estate Associates
Education:

This borrower member posted the following loan description, which has not been verified:

I am trying to consolidate some debt to have only one payment

A credit bureau reported the following information about this borrower member on September 3, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	7	Months Since Last Delinquency:	9
Revolving Credit Balance:	$9,603.00	Public Records On File:	0
Revolving Line Utilization:	51.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 439467

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439467	$17,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439467. Member loan 439467 was requested on September 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:	UHHS Conneaut Medical Center	Debt-to-income ratio:	12.89%
Length of employment:	16 years 4 months	Location:	Ashtabula, OH

Home town:	Painesville
Current & past employers:	UHHS Conneaut Medical Center, Jefferson Rescue
Education:	Kent State University-Ashtabula Campus

This borrower member posted the following loan description, which has not been verified:

consolidate 2 loans

A credit bureau reported the following information about this borrower member on September 3, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1979	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	51	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,242.00	Public Records On File:	0
Revolving Line Utilization:	18.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 439470

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439470	$18,000	16.70%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439470. Member loan 439470 was requested on September 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	Forest Laboratories Inc.	Debt-to-income ratio:	15.98%
Length of employment:	2 years 6 months	Location:	HAUPPAUGE, NY

Home town:	Seoul
Current & past employers:	Forest Laboratories Inc., Pfizer Inc.
Education:	Temple University

This borrower member posted the following loan description, which has not been verified:

I would like to pay off some of the credit card debts with this loan. I have a secure job with brand name pharmaceutical company working with robots and automations. I am willing to pay off my debts without going into the wrong direction. Current interest increase by some of the lenders that I have is not even real. I wish I could get some aid to fix my current financial situation as well as my life.

A credit bureau reported the following information about this borrower member on September 3, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1998	Delinquent Amount:	$0.00
Open Credit Lines:	23	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	57	Months Since Last Delinquency:	28
Revolving Credit Balance:	$48,877.00	Public Records On File:	0
Revolving Line Utilization:	66.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 439477

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439477	$14,200	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439477. Member loan 439477 was requested on September 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,500 / month
Current employer:	Peabody Energy	Debt-to-income ratio:	23.17%
Length of employment:	10 years	Location:	Ofallon, MO

Home town:	St. Charles
Current & past employers:	Peabody Energy
Education:	Ranken Technical College

This borrower member posted the following loan description, which has not been verified:

I am a hard working individual with good job security and good credit history that needs help getting out of credit cards with skyrocketing interest rates. I have disposable income to pay down debt and want more than anything to become debt free so I am dedicated to doing so. Please help!

A credit bureau reported the following information about this borrower member on September 3, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1998	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$31,236.00	Public Records On File:	0
Revolving Line Utilization:	42.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 439480

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439480	$10,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439480. Member loan 439480 was requested on September 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Self	Debt-to-income ratio:	7.56%
Length of employment:	5 years	Location:	San Francisco, CA

Home town:	Tucson
Current & past employers:	Self, Variety of freelance clients, references available on request
Education:	University of Arizona, Northern Arizona University

This borrower member posted the following loan description, which has not been verified:

I am a freelance writer / blogger who has worked independently for nearly ten years. I am highly responsible with my finances and have been able to consistently pay all of my bills on time in spite of my freelance status. In fact, at the end of 2008, I had paid off all of the credit card debt that I owed and started a savings account. Unfortunately, I've come into a series of health problems this year. I do have health insurance but it's not covering a large percentage of the bills that I have to pay. None of these health problems are ongoing. (They are things like an emergency removal of painful wisdom teeth which cost several thousand dollars.) However, two things have occurred. First, I am having trouble paying the bills without entirely depleting my savings. And second, because of the recovery time for my conditions, I've been working less which has reduced my income. I do have the credit cards necessary to make these payments if needed but was hoping to get a better rate on a private loan since my credit card interest rates are high. I have a very strong history of loan repayment and I do have a steady income despite the fact that it's been reduced due to the medical conditions.

A credit bureau reported the following information about this borrower member on July 25, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1998	Delinquent Amount:	$0.00
Open Credit Lines:	21	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	48	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 439493

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439493	$20,000	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439493. Member loan 439493 was requested on September 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,500 / month
Current employer:	Rx Two Pharmacy Services, Inc	Debt-to-income ratio:	0.82%
Length of employment:	3 years 6 months	Location:	Irvine, CA

Home town:	West Covina
Current & past employers:	Rx Two Pharmacy Services, Inc, New Century Financial
Education:	Chapman University

This borrower member posted the following loan description, which has not been verified:

I am looking to payoff money borrowed on margin which is creating a balloon payment situation. I would prefer to not liquidate income earning assets to payoff the balloon payment. If more than $20,000 is available, that would be acceptable too.

A credit bureau reported the following information about this borrower member on September 3, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1989	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,363.00	Public Records On File:	0
Revolving Line Utilization:	10.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 439496

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439496	$1,200	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439496. Member loan 439496 was requested on September 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,981 / month
Current employer:	United States Air Force	Debt-to-income ratio:	8.78%
Length of employment:	1 year	Location:	Davis Monthan AFB, AZ

Home town:	Oswego
Current & past employers:	United States Air Force, Pacific Sunwear, 24 Hour Fitness, Abercrombie & Fitch Co., Barrington Properties, Price Chopper, A Cut Above Lawn Care, Target, Walmart
Education:	University of Central Missouri, College of DuPage, Community College of the Air Force (CCAF)

This borrower member posted the following loan description, which has not been verified:

I am requesting a loan for the amount of $1200 for unforeseen car repairs. I would make a reliable, good canadiate for several reasons. For one I am a active duty member of the US Air Force and have a steady income thats a guaranteed amount every month. I dont have any lodging or food expenses since I live in on base. I am 24 and have had previous experience with credit and loans and paying them back in a timely matter. The reason for my subprime credit score was due to late payments on my credit card while I was in between jobs and college. But all of my car notes, current credit cards and student loans are in good standing and I exceed each monthly minimum payment.

A credit bureau reported the following information about this borrower member on September 6, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2003	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	12	Months Since Last Delinquency:	6
Revolving Credit Balance:	$1,328.00	Public Records On File:	0
Revolving Line Utilization:	83.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 439501

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439501	$20,000	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439501. Member loan 439501 was requested on September 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$13,167 / month
Current employer:	us government	Debt-to-income ratio:	16.42%
Length of employment:	26 years 9 months	Location:	Pittsburgh, PA

Home town:	Clinton
Current & past employers:	us government
Education:	SUNY at Fredonia

This borrower member posted the following loan description, which has not been verified:

I am just coming out some unexpected bills (large medical bills involving my daughters and wife, a car dying and another needing a new transmission). During that time I had volunteered doing a lot of campaign work during the '09 election. I had good credit but missed payments during the election month on sheer exhaustion and oversight on my part . Additionally I had transferred some of debt to low rate credit cards seeking temporary relief when my rates all got jacked up. After 3 years of frozen salary(due to imposed work rules, since removed) I am looking at a pay increase in Jan of 2010 and would like to start getting out of this credit card choke hold before then. I am a good candidate in that I have steady employment, good income, and good payment history. I also own my own home and live in a good neighborhood in an area that hasn"t been hit by the housing crash and has a reasonable cost of living (Pittsburgh,PA).

A credit bureau reported the following information about this borrower member on September 3, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1988	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$77,324.00	Public Records On File:	0
Revolving Line Utilization:	75.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 439502

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439502	$4,900	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439502. Member loan 439502 was requested on September 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,667 / month
Current employer:	sourse one staffing	Debt-to-income ratio:	5.51%
Length of employment:	4 years 4 months	Location:	nutley, NJ

Home town:	Newark
Current & past employers:	sourse one staffing, pitarki curiel services
Education:	Academy of Art University

This borrower member posted the following loan description, which has not been verified:

i want to get the money for take a couples day vacation

A credit bureau reported the following information about this borrower member on September 3, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2004	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,682.00	Public Records On File:	0
Revolving Line Utilization:	44.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 439505

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439505	$16,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439505. Member loan 439505 was requested on September 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,500 / month
Current employer:	Margolin Winer Evens LLP	Debt-to-income ratio:	13.68%
Length of employment:	7 years 9 months	Location:	FRESH MEADOWS, NY

Home town:	Pune
Current & past employers:	Margolin Winer Evens LLP, BDO Seidman LLP
Education:	Hofstra University

This borrower member posted the following loan description, which has not been verified:

I have made regular payments on my debt and I have a steady job.

A credit bureau reported the following information about this borrower member on September 3, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1999	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,630.00	Public Records On File:	0
Revolving Line Utilization:	17.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 439514

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439514	$15,000	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439514. Member loan 439514 was requested on September 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$13,333 / month
Current employer:	Small Smiles	Debt-to-income ratio:	13.47%
Length of employment:	1 year	Location:	Aurora, CO

Home town:
Current & past employers:	Small Smiles
Education:	Loma Linda University, Colorado State University (CSU)

This borrower member posted the following loan description, which has not been verified:

I do have good credit, I need the money to consolidate some of my debt, I'm a dentist with 160,000 $ annual salary. I never been late on a payment and I'm very financial organized and I'm planning to pay this loan off within 6-9 months. I'm looking for lower interest rate.

A credit bureau reported the following information about this borrower member on September 3, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2003	Delinquent Amount:	$0.00
Open Credit Lines:	21	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	45	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,407.00	Public Records On File:	0
Revolving Line Utilization:	42.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 439523

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439523	$5,175	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439523. Member loan 439523 was requested on September 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,750 / month
Current employer:	presbyterian home	Debt-to-income ratio:	22.86%
Length of employment:	6 months	Location:	sherrill, NY

Home town:	auburn
Current & past employers:	presbyterian home, Wendy's International, Unisys Corp., Foot Locker
Education:	Cayuga County Community College, SUNY Institute of Technology at Utica-Rome

This borrower member posted the following loan description, which has not been verified:

would like to get lower int rate pay bills on time

A credit bureau reported the following information about this borrower member on September 3, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1989	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,688.00	Public Records On File:	0
Revolving Line Utilization:	67.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 439535

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439535	$18,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439535. Member loan 439535 was requested on September 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$9,667 / month
Current employer:	EatonGolden	Debt-to-income ratio:	8.22%
Length of employment:	6 years	Location:	MINNEAPOLIS, MN

Home town:	Golden valley
Current & past employers:	EatonGolden, Larsen Design + Interactive, Pondview Productions, IVI Publishing, Schmitt Music
Education:	University of Minnesota-Twin Cities, School of Communication Arts

This borrower member posted the following loan description, which has not been verified:

debt consolidate

A credit bureau reported the following information about this borrower member on September 3, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1989	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$71,965.00	Public Records On File:	0
Revolving Line Utilization:	76.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 439546

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439546	$3,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439546. Member loan 439546 was requested on September 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,267 / month
Current employer:	Cypress Creek Personnel	Debt-to-income ratio:	13.58%
Length of employment:	3 months	Location:	State College, PA

Home town:	Mountainhome
Current & past employers:	Cypress Creek Personnel, Redifer Dining Commons - Penn State, Penn State Rec Sports, Fantasia Products
Education:	Penn State University - University Park

This borrower member posted the following loan description, which has not been verified:

Traveled to Houston, Texas in the summer of 2009 for summer work. Job went well until car was stolen with no remedy from insurance. Moved back to college short of money due to the loss of transportation. Need money to pay off debts in Houston and start fresh.

A credit bureau reported the following information about this borrower member on September 3, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1996	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	62.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	7

Member Payment Dependent Notes Series 439547

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439547	$11,000	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439547. Member loan 439547 was requested on September 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,083 / month
Current employer:	hms host	Debt-to-income ratio:	10.03%
Length of employment:	3 months	Location:	woodhaven, NY

Home town:	guyana
Current & past employers:	hms host, otg management
Education:	elisa rickel dominguez

This borrower member posted the following loan description, which has not been verified:

i will like to pay of all my bills and just have one bill to focus on cuz i am a single mom and my daugther had just came to this contry so it been really hard...so please i will apriciate this loan to start of on 0 again

A credit bureau reported the following information about this borrower member on September 3, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2004	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	24
Revolving Credit Balance:	$8,245.00	Public Records On File:	0
Revolving Line Utilization:	33.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 439548

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439548	$5,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439548. Member loan 439548 was requested on September 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	General Dynamics Electric Boat	Debt-to-income ratio:	20.14%
Length of employment:	6 years 2 months	Location:	WATERFORD, CT

Home town:	New London
Current & past employers:	General Dynamics Electric Boat, American Eagle Outfitters
Education:	Three Rivers Community College

This borrower member posted the following loan description, which has not been verified:

Just need a little extra for the final payment of my wedding.

A credit bureau reported the following information about this borrower member on September 7, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1993	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	70
Revolving Credit Balance:	$22,652.00	Public Records On File:	0
Revolving Line Utilization:	53.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 439550

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439550	$10,500	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439550. Member loan 439550 was requested on September 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,483 / month
Current employer:	Dept of VA affairs	Debt-to-income ratio:	19.63%
Length of employment:	1 year 6 months	Location:	LITITZ, PA

Home town:	Lancaster
Current & past employers:	Dept of VA affairs
Education:	Univesity of Delaware, Millersville University of Pennsylvania

This borrower member posted the following loan description, which has not been verified:

Hello!

A credit bureau reported the following information about this borrower member on September 3, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1991	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	47	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,020.00	Public Records On File:	0
Revolving Line Utilization:	64.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 439561

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439561	$18,400	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439561. Member loan 439561 was requested on September 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,083 / month
Current employer:	Rockwell Group	Debt-to-income ratio:	13.09%
Length of employment:	18 years	Location:	Fort Lauderdale, FL

Home town:	Long Island
Current & past employers:	Rockwell Group, E-LOAN
Education:	Southern Methodist University, University of Dallas Graduate School

This borrower member posted the following loan description, which has not been verified:

??? Purpose: Fund Short-Term Google Spend ??? Need: Bridge Loan for New Client Expansion ??? Term: 36 Months ??? Repay: 100% Repayment Record ??? Income: $11,730 Monthly Gross ??? New: Additional $4000 + % of Spend ??? A/R: $16,700 from 3 Year Client ??? Expense: Google Search Engine Marketing ??? Client Repay: Client to repay Cost Plus Management Fee Time: 60 Days Client is established company that has great track record and comes as a referral to my organization.

A credit bureau reported the following information about this borrower member on September 3, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1989	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,375.00	Public Records On File:	0
Revolving Line Utilization:	17.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 439564

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439564	$12,300	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439564. Member loan 439564 was requested on September 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,000 / month
Current employer:	Summer Hill Inc	Debt-to-income ratio:	6.43%
Length of employment:	10 years 3 months	Location:	Erlanger, KY

Home town:	Cove
Current & past employers:	Summer Hill Inc
Education:

This borrower member posted the following loan description, which has not been verified:

I would like to payoff 3 credit cards 1.) Capital One 2.) Discover and 3.) Chase and then close Discover and Chase credit cards.

A credit bureau reported the following information about this borrower member on September 3, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1993	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	67
Revolving Credit Balance:	$5,422.00	Public Records On File:	0
Revolving Line Utilization:	46.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 439566

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439566	$20,000	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439566. Member loan 439566 was requested on September 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,250 / month
Current employer:	manhattan beer distributors	Debt-to-income ratio:	14.72%
Length of employment:	5 years	Location:	NEW YORK, NY

Home town:	santo domingo
Current & past employers:	manhattan beer distributors
Education:	city college n.y.

This borrower member posted the following loan description, which has not been verified:

this loan will help me to consolidate my credit cards debts,and be more confident financially

A credit bureau reported the following information about this borrower member on September 5, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2002	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,004.00	Public Records On File:	0
Revolving Line Utilization:	66.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 439575

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439575	$10,000	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439575. Member loan 439575 was requested on September 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,800 / month
Current employer:	dept of veterans affairs	Debt-to-income ratio:	22.03%
Length of employment:	5 years 11 months	Location:	edinburg, TX

Home town:	FRANKFURT
Current & past employers:	dept of veterans affairs, INTERNATIONL BANK OF COMMERCE
Education:	South Texas College

This borrower member posted the following loan description, which has not been verified:

reason for loan is to have one easy payment,to eliminate high enterest rate loans into one easy low interest payment.

A credit bureau reported the following information about this borrower member on September 3, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1996	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	52
Revolving Credit Balance:	$4,232.00	Public Records On File:	0
Revolving Line Utilization:	27.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 439583

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439583	$12,000	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439583. Member loan 439583 was requested on September 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$7,917 / month
Current employer:	Professional Rehab Services	Debt-to-income ratio:	11.86%
Length of employment:	2 years	Location:	New Castle, PA

Home town:	Cleveland
Current & past employers:	Professional Rehab Services, Rehab Works
Education:	Cleveland State University

This borrower member posted the following loan description, which has not been verified:

I am an occupational therapist/director of operations and in January I became pregnant. Knowing that I would be out on maternity leave I decided to start an ebay busniess in January. My ebay business has become very successful. I continued working till June as a occupational therapist but took leave and moved to Florida with my husband. I never stopped doing the ebay business since I love it and have fun. I will go back to being an occupational therapist after the baby is born and will still keep my ebay business. The reason I need the money is that I was offered a great deal on a life long collection of antique toys in mint condition for 20,000. I know from past experience that I can at least double the money without a problem. I am going to use 8,000 of my own money.

A credit bureau reported the following information about this borrower member on September 3, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1992	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	30
Revolving Credit Balance:	$34,057.00	Public Records On File:	0
Revolving Line Utilization:	63.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 439600

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439600	$8,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439600. Member loan 439600 was requested on September 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,750 / month
Current employer:	Epocrates	Debt-to-income ratio:	11.57%
Length of employment:	1 year 5 months	Location:	staten Island, NY

Home town:	Brooklyn
Current & past employers:	Epocrates, Dendrite International, Banco Republica Oriental Del Uruguay, Franklin Group, Mandee
Education:	Katherine Gibbs, SUNY Empire State College, CUNY Borough of Manhattan Community College

This borrower member posted the following loan description, which has not been verified:

Need to borrow 8,000.00 to consolidate some credit cards and use 2,800.00 to pay of my car which me an my wife purchased. We purchased the car 4 years ago on a smart buy deal but she never saved the money for the balance and spent it on her school and now I need it to pay for my car so I can keep it.

A credit bureau reported the following information about this borrower member on September 3, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1995	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	27	Months Since Last Delinquency:	22
Revolving Credit Balance:	$9,929.00	Public Records On File:	0
Revolving Line Utilization:	32.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 439625

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439625	$10,000	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439625. Member loan 439625 was requested on September 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,750 / month
Current employer:	MIT Lincoln Labs	Debt-to-income ratio:	13.03%
Length of employment:	1 year 3 months	Location:	WATERTOWN, MA

Home town:	rockwall
Current & past employers:	MIT Lincoln Labs, arbor networks, 21st century technologies, applied research laboratories, pricewaterhousecoopers, Anheuser-Busch
Education:	The University of Texas at Austin, Johns Hopkins University, Harvard University

This borrower member posted the following loan description, which has not been verified:

This is for a 1.03 Ct Diamond ring, Ex Cut,polish, and symmetry, VS2, F color

A credit bureau reported the following information about this borrower member on September 3, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2001	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	64
Revolving Credit Balance:	$5,960.00	Public Records On File:	0
Revolving Line Utilization:	43.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 439641

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439641	$20,000	17.39%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439641. Member loan 439641 was requested on September 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,167 / month
Current employer:	vana beauty salon	Debt-to-income ratio:	13.51%
Length of employment:	4 years 2 months	Location:	sacramento, CA

Home town:	san jose
Current & past employers:	vana beauty salon
Education:	sju

This borrower member posted the following loan description, which has not been verified:

i need to get a loan to remodel my salon, its in business over 7 years, i have good credit history with payment history.i currently have 4 credit cards with $3500 balance overall.

A credit bureau reported the following information about this borrower member on September 4, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1997	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	35	Months Since Last Delinquency:	21
Revolving Credit Balance:	$7,574.00	Public Records On File:	0
Revolving Line Utilization:	35.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 439646

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439646	$5,000	7.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439646. Member loan 439646 was requested on September 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,167 / month
Current employer:	Ball Corp.	Debt-to-income ratio:	14.40%
Length of employment:	31 years 2 months	Location:	Perrysburg, OH

Home town:	Bowling Green
Current & past employers:	Ball Corp., diffco
Education:

This borrower member posted the following loan description, which has not been verified:

I would like to catch up on some bills. I have never had a problem repaying a loan and you can clearly see that from my credit report! I just went through a divorce within the last year and if you have ever been divorced I don't have to tell you what that can do to your finances. Thanks! Stephen

A credit bureau reported the following information about this borrower member on September 4, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1986	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,489.00	Public Records On File:	0
Revolving Line Utilization:	35.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 439656

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439656	$13,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439656. Member loan 439656 was requested on September 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,917 / month
Current employer:	n/a	Debt-to-income ratio:	13.20%
Length of employment:	3 years	Location:	BLACKSBURG, VA

Home town:
Current & past employers:
Education:	Purdue University-Main Campus

This borrower member posted the following loan description, which has not been verified:

This will help me reduce my interest costs and pay off the credit cards and be debt-free sooner. I have never been late on any of my payments, bills, etc. Always on time. I am requesting this loan to pay-off credit cards which have adjusted to a higher rate as of lately.

A credit bureau reported the following information about this borrower member on September 4, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2000	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$38,433.00	Public Records On File:	0
Revolving Line Utilization:	56.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 439664

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439664	$20,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439664. Member loan 439664 was requested on September 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,083 / month
Current employer:	Johnson & Johnson	Debt-to-income ratio:	10.07%
Length of employment:	4 years 5 months	Location:	brick, NJ

Home town:	Summit
Current & past employers:	Johnson & Johnson
Education:	Ithaca College

This borrower member posted the following loan description, which has not been verified:

Will be investing in my father's business.

A credit bureau reported the following information about this borrower member on September 4, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2001	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$760.00	Public Records On File:	0
Revolving Line Utilization:	1.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 439667

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439667	$16,100	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439667. Member loan 439667 was requested on September 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	HEALTH CARE SERVICE CORPORATION	Debt-to-income ratio:	10.89%
Length of employment:	5 months	Location:	CHICAGO, IL

Home town:	DeWit
Current & past employers:	HEALTH CARE SERVICE CORPORATION, CNA FINANCIAL CORPORATION
Education:	Northwestern University, DePaul University

This borrower member posted the following loan description, which has not been verified:

Lenders, I'm currently shopping for financing options to consolidate my credit card debt. Credit rating is excellent, looking for relief on interest rates and set up a structured 24-30 month payment plan.

A credit bureau reported the following information about this borrower member on September 4, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,942.00	Public Records On File:	0
Revolving Line Utilization:	40.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 439686

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439686	$6,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439686. Member loan 439686 was requested on September 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,083 / month
Current employer:	Bluetep Marketing Inc	Debt-to-income ratio:	11.55%
Length of employment:	2 years 3 months	Location:	pinehurst, TX

Home town:	Houston
Current & past employers:	Bluetep Marketing Inc
Education:	ITT Technical Institute

This borrower member posted the following loan description, which has not been verified:

Hello guys I have very good credit and I need a loan for my business in order secure office furniture and equipment.

A credit bureau reported the following information about this borrower member on September 4, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	60
Revolving Credit Balance:	$5,341.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 439689

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439689	$20,000	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439689. Member loan 439689 was requested on September 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,333 / month
Current employer:	American Association for Clinical Chemistry	Debt-to-income ratio:	14.84%
Length of employment:	4 years 9 months	Location:	ALEXANDRIA, VA

Home town:	Lancaster
Current & past employers:	American Association for Clinical Chemistry, Starbucks Coffee
Education:	George Mason University

This borrower member posted the following loan description, which has not been verified:

I'm cutting the cord to my credit cards. I plan to pay everything off with this loan so I can start saving for a home. I'm employed as a science writer in Washington, D.C. at a nonprofit. Employment market is good here, and I have a solid work history. Just a responsible guy who made some dumb purchasing decisions with credit. Thanks for reading.

A credit bureau reported the following information about this borrower member on September 4, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1999	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,916.00	Public Records On File:	0
Revolving Line Utilization:	65.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 439699

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439699	$14,400	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439699. Member loan 439699 was requested on September 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,167 / month
Current employer:	Mary Rutan Hosiptal	Debt-to-income ratio:	15.77%
Length of employment:	28 years 6 months	Location:	Bellefontaine, OH

Home town:	Bellefontaine
Current & past employers:	Mary Rutan Hosiptal, Westinghouse
Education:

This borrower member posted the following loan description, which has not been verified:

I would like to retire in about 2/years,then just work part time.Ive been at Mary Rutan Hosiptal for 28years at food and nutrition,the last 10 years has been in mangement.Would like to be able to breath a little.Would close out account on at least 3 credit cards.THANK YOU FOR LISTENING.Vicki Dodds

A credit bureau reported the following information about this borrower member on September 4, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1990	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	47	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,703.00	Public Records On File:	0
Revolving Line Utilization:	26.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 439700

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439700	$18,000	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439700. Member loan 439700 was requested on September 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	Citadel Media	Debt-to-income ratio:	2.85%
Length of employment:	1 year 10 months	Location:	Bronxville, NY

Home town:	Salinas
Current & past employers:	Citadel Media, MJI Interactive, Clear Channel Communications
Education:	California State University-Monterey Bay (CSU Monterey Bay), French Culinary Institute

This borrower member posted the following loan description, which has not been verified:

Thank you for your consideration. In the midst of our current economic climate, I've found it to be extremely challenging to obtain financing for culinary school. I am employed as a Digital Media Account Executive, but have decided to pursue my passion for cooking and will begin my culinary education this month at the French Culinary Institute in New York City. My intent is to continue working full-time, while I partake in evening classes three nights a week. The purpose of my loan is to supplement the remaining portion of the $36,200 tuition which I am paying partially through personal savings. Historically my credit history has seen some minor blemishes, but I have done my very best over the course of the last 36 months to keep it spotless. I am a home owner and keep minimal revolving debt. As a loan candidate I feel that I am extremely responsible and a limited liability based on my income, payment history, and employment status.

A credit bureau reported the following information about this borrower member on September 4, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1996	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	35
Revolving Credit Balance:	$4,389.00	Public Records On File:	0
Revolving Line Utilization:	7.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 439702

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439702	$15,000	16.35%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439702. Member loan 439702 was requested on September 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,417 / month
Current employer:	Self	Debt-to-income ratio:	6.15%
Length of employment:	10 years	Location:	Smithville, OH

Home town:	Orrville
Current & past employers:	Self
Education:	University of Akron Main Campus

This borrower member posted the following loan description, which has not been verified:

This would be a bridge loan until the final paper work goes through for a business I took over a business that has been in business for 26 years, and we just finished a expansion of our third store. Things are going well we are just out of working capital. I have loaned the business all the money I am able at this time. Sometime in the next 30-days my business loan will be finalized and I will repay myself and also this loan. I am looking for a quick and fast loan for working capital reasons.

A credit bureau reported the following information about this borrower member on September 4, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2000	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$35,156.00	Public Records On File:	0
Revolving Line Utilization:	76.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 439703

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439703	$2,375	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439703. Member loan 439703 was requested on September 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Team Health Midwest	Debt-to-income ratio:	16.48%
Length of employment:	3 years 2 months	Location:	Berea, OH

Home town:	Toledo
Current & past employers:	Team Health Midwest, self
Education:	University of cincinnati college of medicine

This borrower member posted the following loan description, which has not been verified:

missed payment, 2 days late;they increased payments to double and rate to 30%, wish this loan to be consolidated with current lending club loan of Homer Wesley Brown; told rate payment would be essentially the same (169) with a longer payback time. thank you.

A credit bureau reported the following information about this borrower member on September 4, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1990	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	41	Months Since Last Delinquency:	25
Revolving Credit Balance:	$3,689.00	Public Records On File:	0
Revolving Line Utilization:	22.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 439747

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439747	$8,000	16.35%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439747. Member loan 439747 was requested on September 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,667 / month
Current employer:	North GA Virtual Services	Debt-to-income ratio:	0.38%
Length of employment:	5 years	Location:	Lake Village, AR

Home town:	Dallas
Current & past employers:	North GA Virtual Services
Education:

This borrower member posted the following loan description, which has not been verified:

I want to thank you for your consideration. My son has been very sick this past year. He was 8 years when we found a brain aneuysm. We had to take him back and forth to the Mayo Clinic in Jacksonville Florida because we live in a small town. We wanted only the best treatment he could get. They truly saved him. Our Insurance is 80/20. They finally decided that surgery was the only option left after the medication was not working very well and the side effects were so bad. This option will now give him the chance to be a kid again. We now have to pay the difference. This loan would help pay that off and take the stress off of us. We thank you again for your consideration.

A credit bureau reported the following information about this borrower member on September 4, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1997	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$200.00	Public Records On File:	0
Revolving Line Utilization:	66.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 439749

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439749	$20,000	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439749. Member loan 439749 was requested on September 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$18,750 / month
Current employer:	NAI	Debt-to-income ratio:	11.37%
Length of employment:	4 years 5 months	Location:	chicago, IL

Home town:	Birmingham
Current & past employers:	NAI
Education:	Michigan State University

This borrower member posted the following loan description, which has not been verified:

My business is turning a year old this month and is growing monthly with great reviews and many happy repeat customers. I took out some credit card debt to open the business and would like to combine some of it at a lower rate to improve my cash flow. I have good personal credit and have a personal financial investment in the business as well, so I have a strong determination to ensure that it strives.

A credit bureau reported the following information about this borrower member on September 4, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1997	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$56,558.00	Public Records On File:	0
Revolving Line Utilization:	72.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 439750

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439750	$20,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439750. Member loan 439750 was requested on September 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,842 / month
Current employer:	JPMorgan Chase & Co.	Debt-to-income ratio:	10.31%
Length of employment:	9 years 1 month	Location:	LOUISVILLE, KY

Home town:	LOUISVILLE
Current & past employers:	JPMorgan Chase & Co.
Education:	Sullivan University

This borrower member posted the following loan description, which has not been verified:

REMODELING HOME; WILL USE PORTION TO PAY RECENTLY PURCHASED SERVICES -- ALL CARPET PULLED UP, ALL NEW LAMINATE FLOORING INSTALLED, INTERIOR PAINT ON ENTIRE HOUSE, NEW FURNITURE; FUTURE LOAN PURPOSES -- REMODELING BATH ROOM, REPLACEMENT WINDOWS, GARAGE DOOR & SYSTEM, EXTERIOR PAINT, SHED, GUTTER WORK, POSSIBLE ELECTRICAL WORK, ENERGY SAVING WASHER & DRIER, FRONT & BACK SCREEN DOORS, CLOSET DOORS, WINDOW TREATMENTS, REPLACING BACK YARD FENCING, LIGHT FIXTURES, ETC. FINANCIAL NOTE: PARENTS PAY $200/MONTH FOR MY $254 FINANCIAL AID PAYMENT.

A credit bureau reported the following information about this borrower member on September 4, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1997	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	55
Revolving Credit Balance:	$4,756.00	Public Records On File:	0
Revolving Line Utilization:	10.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 439766

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439766	$6,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439766. Member loan 439766 was requested on September 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	eshelman transportation	Debt-to-income ratio:	23.07%
Length of employment:	3 years	Location:	reading, PA

Home town:	Philadelphia
Current & past employers:	eshelman transportation
Education:	Community College of Philadelphia

This borrower member posted the following loan description, which has not been verified:

I will use this money to pay off a personal loan that I took last year at an interest rate that was much too high and get some dental work done. I am a reliable and responsible candidate for this loan because I always pay my bills on time.

A credit bureau reported the following information about this borrower member on September 4, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1995	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	32
Revolving Credit Balance:	$3,334.00	Public Records On File:	0
Revolving Line Utilization:	23.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 439769

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439769	$20,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439769. Member loan 439769 was requested on September 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,272 / month
Current employer:	U.S. Secret Service	Debt-to-income ratio:	19.22%
Length of employment:	20 years 6 months	Location:	Dumfries, VA

Home town:	Bangkok
Current & past employers:	U.S. Secret Service
Education:	Wake Forest University

This borrower member posted the following loan description, which has not been verified:

I'd like a loan that would allow me to pay off my three credit cards by letting me pay just one payment a month instead of three separate payments. I will close the Chase Card and the Bank of America card and keep the FIA Card

A credit bureau reported the following information about this borrower member on September 4, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1985	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$121,874.00	Public Records On File:	0
Revolving Line Utilization:	54.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 439778

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439778	$13,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439778. Member loan 439778 was requested on September 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,833 / month
Current employer:	EGS Electrical Group	Debt-to-income ratio:	0.05%
Length of employment:	1 year	Location:	Park Ridge, IL

Home town:	Marshalltown
Current & past employers:	EGS Electrical Group, Deere & Company, Emerson Electric
Education:	Wake Forest University, University of Wisconsin-Madison, University of Iowa

This borrower member posted the following loan description, which has not been verified:

I am selling my home to relocate and plan to sell one of my cars in order to pay the realtor fees. I am seeking a loan in case the vehicle does not sell before closing on the house. The closing is in 6 weeks and I expect the vehicle to sell for $22,000 to $24,000. Income & Expenses: My after tax income is $8000/month. I carry no credit card debt and have 1 car payment of $460/month. Upon selling my home, my living expenses will decrease by $1000/month. Assets: I have over $150,000 in retirement investment accounts.

A credit bureau reported the following information about this borrower member on September 4, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1991	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,563.00	Public Records On File:	0
Revolving Line Utilization:	8.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 439781

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439781	$15,250	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439781. Member loan 439781 was requested on September 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$1,533 / month
Current employer:	retired	Debt-to-income ratio:	0.00%
Length of employment:	n/a	Location:	tarentum, PA

Home town:
Current & past employers:	retired
Education:

This borrower member posted the following loan description, which has not been verified:

Excellent credit Loan used to make improvements on home

A credit bureau reported the following information about this borrower member on September 4, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1996	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 439782

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439782	$7,500	15.65%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439782. Member loan 439782 was requested on September 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,750 / month
Current employer:	city of dania beach	Debt-to-income ratio:	11.93%
Length of employment:	2 years 2 months	Location:	pembroke pines, FL

Home town:	Madison
Current & past employers:	city of dania beach, town of davie
Education:	none

This borrower member posted the following loan description, which has not been verified:

ineed of loan for surgery asap

A credit bureau reported the following information about this borrower member on September 4, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2005	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,140.00	Public Records On File:	0
Revolving Line Utilization:	54.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 439787

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439787	$20,000	16.70%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439787. Member loan 439787 was requested on September 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,500 / month
Current employer:	American Maritime Officers Plans	Debt-to-income ratio:	24.60%
Length of employment:	2 years 6 months	Location:	Davie, FL

Home town:	Davie
Current & past employers:	American Maritime Officers Plans, United Health Group Inc.
Education:	Broward Community College, Everest University

This borrower member posted the following loan description, which has not been verified:

Need to pay off credit card and remodel my home Thank you. M. Collins Okwen

A credit bureau reported the following information about this borrower member on August 26, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2004	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	26
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	49.63%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 439800

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439800	$3,500	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439800. Member loan 439800 was requested on September 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,083 / month
Current employer:	Portescap	Debt-to-income ratio:	17.89%
Length of employment:	2 years 4 months	Location:	PHILADELPHIA, PA

Home town:
Current & past employers:	Portescap
Education:	University of New Hampshire-Main Campus (UNH)

This borrower member posted the following loan description, which has not been verified:

I am looking to consolidate my current credit card dept aquired during a recent relocation. The debt was aquired putting a down payment on and furnishing a new apartment. I have good credit, have never defaulted on any payment and am looking to save myself money on interest rates. I have a very reliable source of income that will allow me to meet future payments and an income level that I can maintain the payments along with all other cost of living expenses.

A credit bureau reported the following information about this borrower member on September 5, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2001	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,973.00	Public Records On File:	0
Revolving Line Utilization:	68.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 439834

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439834	$2,800	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439834. Member loan 439834 was requested on September 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,400 / month
Current employer:	The Bottle Shoppe	Debt-to-income ratio:	8.29%
Length of employment:	5 months	Location:	Brooklyn, NY

Home town:	Syracuse
Current & past employers:	The Bottle Shoppe
Education:	SUNY at Buffalo

This borrower member posted the following loan description, which has not been verified:

My name is Robert Ellis. I'm living in Brooklyn, NY and I'd like a loan to be able to afford a car. I'd like to be able to get to work and around town a little more conveniently, as well as to be able to visit home (Syracuse, NY) more often to see family. My credit is good and I've had a well paying and reliable job for the past five months. I'm also in the process of applying to get my Master's degree, and would use the car to visit schools and hopefully get me there when the time comes. I've held a job consistently since I was 16, and have always paid for everything on time. A friend of mine is selling her car, which is in good shape and has just over 100k miles. This loan would help me to get the car I need, and would be the assistance I'm looking for in securing my future. Thank you, Robert Ellis

A credit bureau reported the following information about this borrower member on September 4, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2002	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$260.00	Public Records On File:	0
Revolving Line Utilization:	86.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 439837

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439837	$10,000	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439837. Member loan 439837 was requested on September 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,833 / month
Current employer:	MySpace	Debt-to-income ratio:	7.50%
Length of employment:	1 year 11 months	Location:	Los Angeles, CA

Home town:	West Hartford
Current & past employers:	MySpace
Education:	University of Connecticut

This borrower member posted the following loan description, which has not been verified:

I have a guaranteed bonus of 10k end of this year which I was going to use to pay off all these credit cards. I want to pay them off faster and at a lower rate in the mean time. I make 130k yearly. I have investments that are losing money of about 30k but don't want to sell since that would mean a big lost. So no matter what I will have funds to pay this off quick.

A credit bureau reported the following information about this borrower member on September 4, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2002	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	24	Months Since Last Delinquency:	10
Revolving Credit Balance:	$12,907.00	Public Records On File:	0
Revolving Line Utilization:	52.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 439848

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439848	$10,000	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439848. Member loan 439848 was requested on September 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,167 / month
Current employer:	Exelon Corp.	Debt-to-income ratio:	0.84%
Length of employment:	4 years 2 months	Location:	Northbrook, IL

Home town:	Northbrook
Current & past employers:	Exelon Corp.
Education:

This borrower member posted the following loan description, which has not been verified:

I work on Forex market and I can offer a 5% profit on a monthly basis to everyone who is interested in investing on this market. You can try with as little as 100$.

A credit bureau reported the following information about this borrower member on September 5, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2000	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,448.00	Public Records On File:	0
Revolving Line Utilization:	4.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 439875

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439875	$18,000	17.04%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439875. Member loan 439875 was requested on September 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,833 / month
Current employer:	Medical Center of Plano	Debt-to-income ratio:	17.74%
Length of employment:	6 years 9 months	Location:	AUBREY, TX

Home town:	Irving
Current & past employers:	Medical Center of Plano
Education:	Sanford-Brown Institute-Dallas, University of North Texas

This borrower member posted the following loan description, which has not been verified:

I am not behind on any of my payments. I am seeking a consolidation loan simply to put my mind at ease that there is an end to the Credit Card Chaos, so to speak. I am tyring to expand my family and don't want to do so with so much debt hanging over my head. I would love to be able to consolidate my debt in to one easy payment that has an end to it, unlike credit cards where the interest keeps adding up and it seems like there is no end in sight. I understand my credit rating is on the low side of "good". I believe I am a reliable person in paying my debt...I simply have too much.

A credit bureau reported the following information about this borrower member on September 6, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1995	Delinquent Amount:	$0.00
Open Credit Lines:	23	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	43	Months Since Last Delinquency:	9
Revolving Credit Balance:	$18,938.00	Public Records On File:	0
Revolving Line Utilization:	53.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 439879

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439879	$11,600	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439879. Member loan 439879 was requested on September 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,880 / month
Current employer:	Asplundh Local 351 electrical union	Debt-to-income ratio:	12.35%
Length of employment:	2 years 2 months	Location:	monroeville, NJ

Home town:	Philadelphia
Current & past employers:	Asplundh Local 351 electrical union
Education:

This borrower member posted the following loan description, which has not been verified:

I am a union employee, under contract until 2014. I have never been late on a single bill. I understand and value the importance of my credit profile. I have a ten month old son and wonderful wife. We are looking to pay off all of our unsecured debt at a rate that banks cannot seem to offer. We are excited to join LendingClub in hopes that we have finally found a respectable interest rate. My wife is a finance manager. We are responsible borrowers and have reviewed our debt to income ratio, our obligations, and our choices carefully. We hope that you may help us in our dream to become completely free of revolving debt and purchase our family car. Thank you so much for reviewing my request and I am happy to answer any questions you may have.

A credit bureau reported the following information about this borrower member on September 5, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2000	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,061.00	Public Records On File:	0
Revolving Line Utilization:	10.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 439927

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439927	$11,500	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439927. Member loan 439927 was requested on September 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,500 / month
Current employer:	Mel Foster	Debt-to-income ratio:	1.80%
Length of employment:	3 years	Location:	Bettendorf, IL

Home town:	Chicago
Current & past employers:	Mel Foster
Education:	St Ambrose

This borrower member posted the following loan description, which has not been verified:

Tearing down old garage and replacing with a 24 X24. Checked with bank, don't want to do equity loan. Bank checked credit score on 9/1/09 for approval of loan. Score was 789.

A credit bureau reported the following information about this borrower member on September 5, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1988	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,324.00	Public Records On File:	0
Revolving Line Utilization:	5.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 439948

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439948	$4,800	7.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439948. Member loan 439948 was requested on September 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	law office of bailey and associates	Debt-to-income ratio:	8.96%
Length of employment:	7 years 9 months	Location:	covington, GA

Home town:	Covington
Current & past employers:	law office of bailey and associates, april green
Education:	University of Georgia

This borrower member posted the following loan description, which has not been verified:

i need to pay of sum unexpected medical bills that my insurance wont cover

A credit bureau reported the following information about this borrower member on September 5, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1994	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,552.00	Public Records On File:	0
Revolving Line Utilization:	21.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 439952

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439952	$15,850	15.65%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439952. Member loan 439952 was requested on September 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,583 / month
Current employer:	Yahoo Inc.	Debt-to-income ratio:	22.84%
Length of employment:	5 years 1 month	Location:	San Jose, CA

Home town:	San Jose
Current & past employers:	Yahoo Inc.
Education:	University of Phoenix-Online Campus

This borrower member posted the following loan description, which has not been verified:

Dear lenders: Although I have been paying my credit cards on time each month, due to the high interest rates and finance charges, balance is not reducing at all and I feel as though I am being cheated into these charges. I'd like to pay my cards off and make one monthly payment which will benefit both you and I. Thanks

A credit bureau reported the following information about this borrower member on September 5, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1997	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	39
Revolving Credit Balance:	$22,684.00	Public Records On File:	0
Revolving Line Utilization:	89.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 439981

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439981	$18,000	18.78%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439981. Member loan 439981 was requested on September 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,667 / month
Current employer:	Astir IT Solutions Inc	Debt-to-income ratio:	15.60%
Length of employment:	3 years 1 month	Location:	Herndon, VA

Home town:
Current & past employers:	Astir IT Solutions Inc, Merrill Lynch
Education:

This borrower member posted the following loan description, which has not been verified:

Looking for Personal Loan for marriage purpose

A credit bureau reported the following information about this borrower member on September 5, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2006	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,184.00	Public Records On File:	0
Revolving Line Utilization:	93.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 440002

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440002	$20,000	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440002. Member loan 440002 was requested on September 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$15,000 / month
Current employer:	LAMB ENTRPRISES LLC	Debt-to-income ratio:	0.11%
Length of employment:	25 years 6 months	Location:	LOS ANGELES, CA

Home town:	FRESNO
Current & past employers:	LAMB ENTRPRISES LLC
Education:	BERKLEY

This borrower member posted the following loan description, which has not been verified:

I have very good credit and over 25 years in building , property management and selling investment properties. I have done my due diligence on areas of real estate investment that will be very profitable at this time. This is proprty that is being sold greatly below current market valu e with equity already in place.

A credit bureau reported the following information about this borrower member on September 6, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2000	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$638.00	Public Records On File:	0
Revolving Line Utilization:	1.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 440014

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440014	$3,500	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440014. Member loan 440014 was requested on September 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	Menards	Debt-to-income ratio:	0.36%
Length of employment:	10 years 3 months	Location:	EVERGREEN PARK, IL

Home town:
Current & past employers:	Menards
Education:	University of Illinois at Urbana-Champaign

This borrower member posted the following loan description, which has not been verified:

I had an unexpected hospital stay, and need to pay the rest of the debt off.

A credit bureau reported the following information about this borrower member on September 6, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1998	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	44
Revolving Credit Balance:	$622.00	Public Records On File:	0
Revolving Line Utilization:	36.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 440023

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440023	$14,075	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440023. Member loan 440023 was requested on September 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,000 / month
Current employer:	casale autobody	Debt-to-income ratio:	13.15%
Length of employment:	1 year 3 months	Location:	norwalk, CT

Home town:	Norwalk
Current & past employers:	casale autobody
Education:

This borrower member posted the following loan description, which has not been verified:

tring to get out of credit card dept and have a monthly affordable fixed payment.

A credit bureau reported the following information about this borrower member on September 6, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1991	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,551.00	Public Records On File:	0
Revolving Line Utilization:	29.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 440037

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440037	$7,000	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440037. Member loan 440037 was requested on September 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	byerlys restaurants inc	Debt-to-income ratio:	3.60%
Length of employment:	2 years 4 months	Location:	anderson, CA

Home town:	Bellflower
Current & past employers:	byerlys restaurants inc, in-n-out burger, marys pizza shack
Education:	Culinary Institute of America

This borrower member posted the following loan description, which has not been verified:

I have several vehicles in need of repair. Once vehicles are repaired, smog complete and fully registered, I will sell them for a profit. I am looking for a loan to assist me in these repairs.

A credit bureau reported the following information about this borrower member on September 6, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1999	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$896.00	Public Records On File:	0
Revolving Line Utilization:	57.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 440134

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440134	$5,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440134. Member loan 440134 was requested on September 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	lululemon athletica	Debt-to-income ratio:	10.56%
Length of employment:	2 years 1 month	Location:	Framingham, MA

Home town:	Rochester
Current & past employers:	lululemon athletica, Ethan Allen Inc., Solomon+Bauer Architects, Lucas Stefura Interiors, Starbucks
Education:	Boston Architectural Center (Bachelors of Interior Design '06), The Boston Conservatory (Dance Major 1997-2000)

This borrower member posted the following loan description, which has not been verified:

I would like to borrow this money to cover the cost of the final semester of my Somatics certification program. This loan will cover the cost of tuition, missed work while I am at the program, and the hotel stays for 18 days. When I complete the program I will be a Clinical Somatic Educator. Somatics is a type of holistic physical therapy which works with the nervous system to release chronic muscle tension, alleviating many common musculoskeletal conditions such as sciatica, tendinitis, bursitis, osteoarthritis, and postural deviations such as scoliosis and lordosis. Somatics is a very useful technique in athletic training as well, as a way to warm up and cool down from workouts and prevent injuries. There is more information on my web site, http://www.healthylifestartsnow.com. I am very excited about my career helping people to live in better health and teaching them how to take care of themselves on a daily basis. I have excellent credit and have never been late on a credit card or loan payment. Thank you for your consideration!

A credit bureau reported the following information about this borrower member on September 7, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1997	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,041.00	Public Records On File:	0
Revolving Line Utilization:	66.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 440159

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440159	$20,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440159. Member loan 440159 was requested on September 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,917 / month
Current employer:	n/a	Debt-to-income ratio:	13.58%
Length of employment:	n/a	Location:	LONG BEACH, CA

Home town:	Long Beach
Current & past employers:	Ball Aerospace, Pacific Scientific
Education:	Santa Monica College

This borrower member posted the following loan description, which has not been verified:

I'm trying to consolidate 2 high interest loans, I was referred to lending club by lending tree as already approved.

A credit bureau reported the following information about this borrower member on September 7, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1985	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	50
Revolving Credit Balance:	$16,792.00	Public Records On File:	0
Revolving Line Utilization:	33.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 440219

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440219	$20,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440219. Member loan 440219 was requested on September 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$14,400 / month
Current employer:	Schirmer Engineering an Aon Global company	Debt-to-income ratio:	6.45%
Length of employment:	9 years 6 months	Location:	Rancho Palos Verdes, CA

Home town:	New Westminster
Current & past employers:	Schirmer Engineering an Aon Global company, Locke MacKinnon Domingo Gibson and Associates Ltd.
Education:	British Columbia Institute of Technology, Simon Fraser University

This borrower member posted the following loan description, which has not been verified:

This loan will be used to consolidate the outstanding balances on four credit cards. I have demonstrate the ability to make payments as agreed-upon and on time--I have a Good credit score, ranging from 721-744 as reported by the three credit reporting agencies on August 30, 2009. I have been renting the same home since March 2000. I have never missed a rental payment. I have a secure job and income stream--I have been working for the same company since March 2000. My employer is a Fortune 500 company. In June 2009, I was promoted to Regional Director responsible managing the performance of our offices in Los Angeles, San Francisco, Seattle and Toronto. I have sufficient money in my 401K to collateralize the full amount of the requested loan amount.

A credit bureau reported the following information about this borrower member on September 7, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2000	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$23,973.00	Public Records On File:	0
Revolving Line Utilization:	44.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 440240

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440240	$1,450	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440240. Member loan 440240 was requested on September 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,417 / month
Current employer:	Brown Bear Car Wash	Debt-to-income ratio:	7.41%
Length of employment:	1 month	Location:	Snohomish, WA

Home town:	Kirkland
Current & past employers:	Brown Bear Car Wash, Allied Trade Group, Sunglass Hut, Pacific Whale Foundation, Glendale Country Club, National Care Corp, McDonald's
Education:	Washington State University

This borrower member posted the following loan description, which has not been verified:

I was recently offered a position at a Life Insurance company (American Income Life) in Redmond, WA. I am required to obtain a license to sell insurance. The total cost for the online courses, admin fees, testing, etc come to over $600. Also during this time I will not be able to work much (4-6 weeks including schooling and company un-paid training) so the extra is to ensure I will not go broke before my first paycheck and also ensure that I have money to make my first few payments on this loan until paychecks start coming in after schooling and training. Thank you for your consideration.

A credit bureau reported the following information about this borrower member on September 7, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2004	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	8	Months Since Last Delinquency:	18
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 440243

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440243	$12,000	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440243. Member loan 440243 was requested on September 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,340 / month
Current employer:	World Wide Stereo	Debt-to-income ratio:	15.06%
Length of employment:	8 years 3 months	Location:	Boyertown, PA

Home town:	State College
Current & past employers:	World Wide Stereo
Education:	Peirce College

This borrower member posted the following loan description, which has not been verified:

I am looking for a lender that can help me consolidate a number of credit card accounts (ranging from $700 - $6,000 and totaling just under $12,000) into one easy to manage loan product. I do not want to increase my liabilities. I would like to close all but maybe one of the accounts as I pay them off. Over the past few years I have been working towards eliminating my credit card debts. However, now that a large number of card companies have begun to raise their interest rates in order to offset loses due to the recession, I have seen my payments have less and less impact on my principal balances. I need one loan at a reasonable rate so I can start making greater strides towards my goals.

A credit bureau reported the following information about this borrower member on September 7, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1996	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,862.00	Public Records On File:	0
Revolving Line Utilization:	47.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 440257

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440257	$6,000	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440257. Member loan 440257 was requested on September 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,750 / month
Current employer:	Yale New Haven Hospital	Debt-to-income ratio:	7.60%
Length of employment:	8 months	Location:	HAMDEN, CT

Home town:	Marikina City
Current & past employers:	Yale New Haven Hospital, Cablevision Systems
Education:	World Citi College Philippines

This borrower member posted the following loan description, which has not been verified:

Good day.. I appreciate the offer regarding my personal loan, hope you consider my application.. This will help our family to finish our project at home.. Jeff

A credit bureau reported the following information about this borrower member on September 7, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2005	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,775.00	Public Records On File:	0
Revolving Line Utilization:	42.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 413385

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
413385	$6,000	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 413385. Member loan 413385 was requested on September 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,500 / month
Current employer:	Fox 5 San Diego (KSWB TV)	Debt-to-income ratio:	5.20%
Length of employment:	9 months	Location:	National City, CA

Home town:	San Diego
Current & past employers:	Fox 5 San Diego (KSWB TV)
Education:	Point Loma Nazarene University

This borrower member posted the following loan description, which has not been verified:

Hello I am simply looking to consolidate my credit cards. Because of all the changes in the terms, my interest shot up from 11% to 23% for no reason. I'm not going to play their games and rather save money by using this unique system. Im not planning on using that card for years and my other card will be used to accumulate points and be paid in full every month. Thanks Mauricio Perez

A credit bureau reported the following information about this borrower member on June 5, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2005	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	33
Revolving Credit Balance:	$6,001.00	Public Records On File:	0
Revolving Line Utilization:	31.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 435180

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435180	$6,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435180. Member loan 435180 was requested on September 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,333 / month
Current employer:	cemex	Debt-to-income ratio:	8.49%
Length of employment:	13 years 3 months	Location:	El Paso, TX

Home town:	mexico
Current & past employers:	cemex
Education:

This borrower member posted the following loan description, which has not been verified:

furniture

A credit bureau reported the following information about this borrower member on August 16, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1998	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,998.00	Public Records On File:	0
Revolving Line Utilization:	19.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 435210

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435210	$20,000	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435210. Member loan 435210 was requested on September 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,167 / month
Current employer:	Department of Veterans Affairs (VA)	Debt-to-income ratio:	17.79%
Length of employment:	2 years 6 months	Location:	New Memphis, IL

Home town:	Richmond
Current & past employers:	Department of Veterans Affairs (VA), Department of the Air Force
Education:

This borrower member posted the following loan description, which has not been verified:

This loan would be to consolidate 3 credit cards and a personal loan totaling very close to $20.000.00. I wish to repay the loan in 30 months. At the current rates of intrest that the credit card companys just increased to it would take me 20 years to repay. I'm looking for a fixed loan at a fixed interest for a specific period.

A credit bureau reported the following information about this borrower member on August 17, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	34
Revolving Credit Balance:	$6,283.00	Public Records On File:	0
Revolving Line Utilization:	55.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 436109

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
436109	$20,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 436109. Member loan 436109 was requested on September 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,167 / month
Current employer:	dee brothers party store and club	Debt-to-income ratio:	0.11%
Length of employment:	6 years 3 months	Location:	clinton township, MI

Home town:
Current & past employers:	dee brothers party store and club
Education:

This borrower member posted the following loan description, which has not been verified:

i really need to get a loan to pay down some debt and re do my home like my bath rooms i have good credit and i was looking on line and found the lending club we all know that banks are not making loans now not even to people like my self who has never had a problem paying back the money i hope that this can help me pay down some bills and fix my bath rooms thanks.

A credit bureau reported the following information about this borrower member on August 20, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2002	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$74.00	Public Records On File:	0
Revolving Line Utilization:	0.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 439530

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439530	$8,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439530. Member loan 439530 was requested on September 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Gordon Properties	Debt-to-income ratio:	9.52%
Length of employment:	5 years 3 months	Location:	grover beach, CA

Home town:	Pittsburgh
Current & past employers:	Gordon Properties, Central Coast Realty
Education:	Parkway West Area Technical School

This borrower member posted the following loan description, which has not been verified:

I would like to put all of my debt into one easy payment monthly with a lower interest rate than the credit cards I currently have.

A credit bureau reported the following information about this borrower member on September 3, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2001	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,261.00	Public Records On File:	1
Revolving Line Utilization:	51.90%	Months Since Last Record:	106
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 439796

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439796	$15,600	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439796. Member loan 439796 was requested on September 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,736 / month
Current employer:	UCSF	Debt-to-income ratio:	8.79%
Length of employment:	9 months	Location:	San Francisco, CA

Home town:
Current & past employers:	UCSF, Northwestern Memorial Hospital
Education:	AU

This borrower member posted the following loan description, which has not been verified:

I have good credit and a steady income. I have always paid my bills on time. I need to consolidate 2 credit cards for a lower rate.

A credit bureau reported the following information about this borrower member on September 8, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1998	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$30,768.00	Public Records On File:	0
Revolving Line Utilization:	31.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 440284

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440284	$9,600	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440284. Member loan 440284 was requested on September 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	North Miami Beach Police Department	Debt-to-income ratio:	11.18%
Length of employment:	4 years 1 month	Location:	HIALEAH, FL

Home town:	hialeah
Current & past employers:	North Miami Beach Police Department
Education:	Broward Community College

This borrower member posted the following loan description, which has not been verified:

Hello, I was wondering if i requested a smaller amount would i be able to receive a lower interest rate. I think i should receive a better rate since my credit is well over 700. Please et me know the procedures to obtain the loan. I also wanted to know if there was a pre-payment penalty. Thank You

A credit bureau reported the following information about this borrower member on September 8, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2004	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,519.00	Public Records On File:	0
Revolving Line Utilization:	53.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 440285

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440285	$8,000	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440285. Member loan 440285 was requested on September 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,083 / month
Current employer:	Mimis Cafe	Debt-to-income ratio:	20.30%
Length of employment:	2 years	Location:	Dunnellon, FL

Home town:	Hattiesburg
Current & past employers:	Mimis Cafe
Education:

This borrower member posted the following loan description, which has not been verified:

Would like to Consolidate a few loans , Project Card "Momma's Woods Floors " and a couple Credit Cards that have Small Balances on them into one Package and a once a month Fixed , low Rate. Tired of Writing / E paying , and basically spending time on managing a few small accounts when one nut would be easier to crack .

A credit bureau reported the following information about this borrower member on September 8, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1991	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,301.00	Public Records On File:	0
Revolving Line Utilization:	27.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 440293

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440293	$12,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440293. Member loan 440293 was requested on September 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,750 / month
Current employer:	HFF, LP	Debt-to-income ratio:	5.59%
Length of employment:	2 years 11 months	Location:	Boston, MA

Home town:	Philadelphia
Current & past employers:	HFF, LP
Education:	University of Maryland-College Park, Babson College

This borrower member posted the following loan description, which has not been verified:

This loan is for consolidating a number of credit card accounts that were used to make improvements on a home in Boston's North End neighborhood. The home was purchased in June 2008 and improvements were made over the course of the first few months. The home was purchased for $401,000 and appraised in May 2009 at $420,000 after making $6,000 in improvements. This loan would consolidate balances related to this work and reduce my overall interest expenses. Thank you.

A credit bureau reported the following information about this borrower member on September 8, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1995	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	42	Months Since Last Delinquency:	38
Revolving Credit Balance:	$4,381.00	Public Records On File:	0
Revolving Line Utilization:	16.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 440300

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440300	$12,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440300. Member loan 440300 was requested on September 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$14,500 / month
Current employer:	JP Morgan Chase	Debt-to-income ratio:	6.33%
Length of employment:	8 years 10 months	Location:	NEW YORK, NY

Home town:	Olean
Current & past employers:	JP Morgan Chase, American Express
Education:	University of Chicago Graduate School of Business, SUNY at Buffalo

This borrower member posted the following loan description, which has not been verified:

My daughter is a sophomore in high school and suffers from an anxiety order that causes her to be afraid to go to school. We found a wonderful private school for her last year and saw an incredible improvement in her abilities. She is very intelligent and we want to make sure that this intelligence in not wasted. I was able to cover complete tuition last year but need some assistance this year. I think this could be the turning point for my daufghter I am 5O years old and have never been past due on a payment on any loan in my entire life

A credit bureau reported the following information about this borrower member on September 8, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1984	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$38,384.00	Public Records On File:	0
Revolving Line Utilization:	90.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 440324

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440324	$20,000	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440324. Member loan 440324 was requested on September 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,933 / month
Current employer:	Highland Theatres	Debt-to-income ratio:	3.45%
Length of employment:	20 years	Location:	Playa Del Rey, CA

Home town:	Santa Monica
Current & past employers:	Highland Theatres
Education:	Northrop University

This borrower member posted the following loan description, which has not been verified:

The Loan will be used to set up Market Neutral Option Spreads (Iron Condors and Credit Spreads). These spreads usually generate between 10-15% returns per month. The positions are low-stress and low maintenance positions. I will be utilizing a service that will help me in choosing the option spreads with the best probability of profit. There will be losing positions but usually not a losing month

A credit bureau reported the following information about this borrower member on September 8, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1994	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,218.00	Public Records On File:	1
Revolving Line Utilization:	8.10%	Months Since Last Record:	87
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 440338

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440338	$6,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440338. Member loan 440338 was requested on September 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	Continental Mortgage	Debt-to-income ratio:	15.50%
Length of employment:	5 years 6 months	Location:	Miami Beach, FL

Home town:
Current & past employers:	Continental Mortgage
Education:	University of Miami

This borrower member posted the following loan description, which has not been verified:

I want to refinance my Chase, Discover and Bank of America credit cards into a one fixed lower payment. Please note that I have perfect payment history on a current lending club loan.

A credit bureau reported the following information about this borrower member on September 8, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1999	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$55,333.00	Public Records On File:	0
Revolving Line Utilization:	39.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 440348

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440348	$20,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440348. Member loan 440348 was requested on September 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,917 / month
Current employer:	Spectrum Healthcare	Debt-to-income ratio:	8.86%
Length of employment:	26 years 2 months	Location:	Torrington, CT

Home town:	Torrington
Current & past employers:	Spectrum Healthcare, Worked there since I was 23 yrs old
Education:

This borrower member posted the following loan description, which has not been verified:

Was in a situation a few years ago I had 2 kids in college at the same time. I had saved most of the money but at the time =I was a single mother. Now a few years down the road my daughter got married and that was quite an expense for me.I had to get cash advance from my credit card.Have been paying between 500-600 dollars each month.Payment is no problem I am now remarried and I hold a full time job and a part time job. I thought that I would be getting an interest rate of 7.89% If I cannot I do not want the loan my credit card is only 9.90% Why would I want to pay more interest.

A credit bureau reported the following information about this borrower member on September 8, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1997	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,106.00	Public Records On File:	0
Revolving Line Utilization:	18.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 440368

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440368	$8,725	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440368. Member loan 440368 was requested on September 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,833 / month
Current employer:	Johnnie's Charcoal Broiler	Debt-to-income ratio:	15.94%
Length of employment:	15 years 5 months	Location:	Oklahoma City, OK

Home town:	Denton
Current & past employers:	Johnnie's Charcoal Broiler
Education:	University of Central Oklahoma

This borrower member posted the following loan description, which has not been verified:

I'm looking for a loan to pay off credit cards with a lower interest rate. I have great credit and a good job. I just need to pay off debt to get where I want to be financially. Thanks

A credit bureau reported the following information about this borrower member on September 8, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1995	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	38
Revolving Credit Balance:	$391.00	Public Records On File:	0
Revolving Line Utilization:	9.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 440371

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440371	$20,000	15.65%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440371. Member loan 440371 was requested on September 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,100 / month
Current employer:	California Time Express	Debt-to-income ratio:	3.60%
Length of employment:	8 years 7 months	Location:	Glendale, CA

Home town:
Current & past employers:	California Time Express
Education:

This borrower member posted the following loan description, which has not been verified:

Currently I am employed with a warehouse shipper that delivers fresh produce as well as dry products locally here in California. With the company slowly expanding, I have a great opportunity in my hands that I cannot turn down. The reason I am applying for this loan, is to purchase a local freight truck that I can put to use for the company that I am currently working for. As a warehouse manager, I??????????????????????????????????????ll have the opportunity to use my own truck for work, which in return will benefit me financially and increase my paycheck. Why not apply for an auto loan??? I have thought about this, however, in the long run, I overall get a better deal for the price of the truck with a cash offer than a financing offer. Thank you for allowing the opportunity to consider my request for this loan.

A credit bureau reported the following information about this borrower member on August 21, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1994	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,930.00	Public Records On File:	0
Revolving Line Utilization:	22.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 440393

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440393	$15,250	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440393. Member loan 440393 was requested on September 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	Cutting Edge Equine Veterinary Services	Debt-to-income ratio:	11.95%
Length of employment:	8 months	Location:	Lakemoor, IL

Home town:	Onawa
Current & past employers:	Cutting Edge Equine Veterinary Services, Prairie Equine Clinic, Willamette Valley Equine, Purdue University
Education:	Iowa State University

This borrower member posted the following loan description, which has not been verified:

Working on finishing the basement

A credit bureau reported the following information about this borrower member on September 8, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1998	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,720.00	Public Records On File:	0
Revolving Line Utilization:	33.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 440401

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440401	$20,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440401. Member loan 440401 was requested on September 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	The Citizens Bank	Debt-to-income ratio:	21.02%
Length of employment:	2 years	Location:	Morehead, KY

Home town:	Morehead
Current & past employers:	The Citizens Bank, Usbank
Education:	Morehead State University

This borrower member posted the following loan description, which has not been verified:

I have excellent credit. The credit card company has raised my interest rate and now I am looking for a better alternative. I have never missed a payment in my life on any debt.

A credit bureau reported the following information about this borrower member on September 8, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1987	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	41	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$36,137.00	Public Records On File:	0
Revolving Line Utilization:	58.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 440424

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440424	$1,800	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440424. Member loan 440424 was requested on September 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,125 / month
Current employer:	Fidelity Investments	Debt-to-income ratio:	21.54%
Length of employment:	10 months	Location:	Clearwater, FL

Home town:	Clearwater
Current & past employers:	Fidelity Investments, Florida State University, Strozier Library
Education:	Florida State University

This borrower member posted the following loan description, which has not been verified:

I requesting to borrow $1500.00 to cover expenses and exam fees associated with the Chartered Financial Analyst level 1 exam administered by the CFA Institute. This exam will be administered in December '09; not taking this sitting will delay a 1.5 year 3-part exam into a 3-year, 3 part exam. The level one is offered December and June, the level 2 and 3 are only offered in June, so you can see how important sitting for this exam is to the timely advancement of my career. The next step in my career path is equity research. Having this credential on my resume will enhance my attractiveness to future employers. I've already applied for an equity research position opening in June of 2010. If everything goes according to plan, I will have my level 2 completed before the position is decided, thereby leveling the playing field and allowing me to do the work that makes going to the office exciting.

A credit bureau reported the following information about this borrower member on September 8, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2000	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,940.00	Public Records On File:	0
Revolving Line Utilization:	32.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 440469

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440469	$20,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440469. Member loan 440469 was requested on September 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,852 / month
Current employer:	Aker Solutions	Debt-to-income ratio:	13.84%
Length of employment:	20 years 9 months	Location:	Crestwood, KY

Home town:	Evansville
Current & past employers:	Aker Solutions
Education:	Sullivan University, University of Southern Indiana

This borrower member posted the following loan description, which has not been verified:

Upon receipt of funding, I will consolidate several loans into one payment. I have never had a late payment in 26 years of credit history and have a good FICA score.

A credit bureau reported the following information about this borrower member on August 25, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1984	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$22,233.00	Public Records On File:	0
Revolving Line Utilization:	76.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 440483

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440483	$4,500	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440483. Member loan 440483 was requested on September 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,517 / month
Current employer:	Self-Employed	Debt-to-income ratio:	6.29%
Length of employment:	24 years 2 months	Location:	gainesville, FL

Home town:	Miami
Current & past employers:	Self-Employed
Education:	university of florida

This borrower member posted the following loan description, which has not been verified:

My son is currently taking his last 30 credits at the university of florida in order to earn a degree in computer software engineering. Unfortunately he has fallen on hard times due to the economy causing quite a decrease in part time jobs. He was currently holding two jobs in order to pay his rent and tuition but was laid off by one recently to staff shortages. Unfortunately now he is unable to pay his tuition for the upcoming semester and i also am unable to help him in my current economic state. I am a single mother that works as a maid in order to support him and my other son that is currently entering his first year of college. Both my sons are hardworking students , especially my eldest who has worked since he started college to pay for his tuition and rent. I currently earn enough to meet my rent and other expenses but have been unable to come up with enough money to cover his tuition that is due in a couple of days. If it were monthly installments then i could but am unable to pay the lump sum as of now. Please help me further my son's education, any help is greatly appreciated and the money borrowed will be paid back as quickly as possible. Many thank in advance.

A credit bureau reported the following information about this borrower member on September 8, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2002	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$70.00	Public Records On File:	0
Revolving Line Utilization:	0.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 440486

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440486	$20,000	18.78%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440486. Member loan 440486 was requested on September 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$23,333 / month
Current employer:	VALIANT TECHNOLOGIES	Debt-to-income ratio:	12.80%
Length of employment:	5 years 2 months	Location:	POWAY, CA

Home town:	VAN NUYS
Current & past employers:	VALIANT TECHNOLOGIES, FINANCIAL PROFILES, CONSIDINE AND CONSIDINE CPAS, PISENTI AND BRINKER CPAS
Education:	San Diego State University-Main Campus, Golden Gate University at San Francisco

This borrower member posted the following loan description, which has not been verified:

As a President & CEO of a national mfg company and have been a Certified Financial Planner for over 25 years I know budgets, cash flow and cash management. I have never been late on any obligation and would like to some reduce high-cost loans with this. My wife has been a Christian preschool director for 17 years, 13 years as a bank manager prior to that. Thank you - Gary Andrews

A credit bureau reported the following information about this borrower member on September 8, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1984	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$98,732.00	Public Records On File:	0
Revolving Line Utilization:	95.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 440491

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440491	$6,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440491. Member loan 440491 was requested on September 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	First Trust and Savings Bank	Debt-to-income ratio:	12.66%
Length of employment:	3 years 7 months	Location:	Watseka, IL

Home town:	Streator
Current & past employers:	First Trust and Savings Bank
Education:	Illinois State University

This borrower member posted the following loan description, which has not been verified:

Major Surgery

A credit bureau reported the following information about this borrower member on September 8, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2000	Delinquent Amount:	$0.00
Open Credit Lines:	22	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	33	Months Since Last Delinquency:	22
Revolving Credit Balance:	$4,027.00	Public Records On File:	0
Revolving Line Utilization:	7.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 440500

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440500	$10,300	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440500. Member loan 440500 was requested on September 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,488 / month
Current employer:	WV Division of Rehabilitation	Debt-to-income ratio:	19.29%
Length of employment:	10 months	Location:	CHARLESTON, WV

Home town:	Weston
Current & past employers:	WV Division of Rehabilitation, Jostens, WV House of Delegates
Education:	University of Arkansas at Little Rock, University of Charleston

This borrower member posted the following loan description, which has not been verified:

Helps quickly and easily

A credit bureau reported the following information about this borrower member on September 8, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1987	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,822.00	Public Records On File:	0
Revolving Line Utilization:	64.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 440506

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440506	$20,000	18.09%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440506. Member loan 440506 was requested on September 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,017 / month
Current employer:	Cigna Healthcare	Debt-to-income ratio:	24.13%
Length of employment:	4 years 11 months	Location:	Industy, PA

Home town:	Ohioville
Current & past employers:	Cigna Healthcare, Dialysis Clinic, Inc.
Education:	Community College of Beaver County, Edinboro University of Pennsylvania, Waynesburg College, Drexel University

This borrower member posted the following loan description, which has not been verified:

PLEASE HELP MAKE MY DREAM REALITY!!! Small store offering take-out. In business in my hometown for 50 years. Business for sale - current owner is retiring.

A credit bureau reported the following information about this borrower member on September 8, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1999	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	48
Revolving Credit Balance:	$2,162.00	Public Records On File:	1
Revolving Line Utilization:	47.00%	Months Since Last Record:	101
Inquiries in the Last 6 Months:	5

Posting Report Supplement No. 42 dated September 9, 2009